UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APPLIED DIGITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholders,

Applied Digital has made remarkable strides over the past year, solidifying our leadership in artificial intelligence (AI) infrastructure. As pioneers in transitioning from crypto-focused facilities to AI-optimized data centers, also known as AI Factories, our early strategic pivot has built what we firmly believe is a durable competitive edge. By securing abundant power, strategic land, and critical supply chain resources and assembling world-class construction teams in low-cost, climate-advantaged regions, we have created a unique, full-stack data center model that we believe is difficult to replicate and is intended to enable us to monetize our assets at a premium.

A defining achievement this year was securing three 15-year leases with CoreWeave for approximately $11 billion in anticipated aggregate rental revenue over the term for 400 megawatts at our Polaris Forge 1 campus in Ellendale, North Dakota, with options for three additional five-year renewals. This deal underscores market confidence in our ability to deliver scalable, high-performance AI infrastructure with unmatched speed and reliability. Polaris Forge 1, designed to scale to 1 gigawatt, will see its first 100-megawatt facility operational in Q4 2025, with additional 150-megawatt facilities following in 2026 and 2027. We believe these long-term leases will provide a stable cash flow which is expected to fund sustained growth.

Building on this success, we are seeking to transform the Dakotas into a leading destination for AI infrastructure. In September 2025, we broke ground on Polaris Forge 2, a $3 billion, AI Factory with 200 megawatts of critical IT load near Harwood, North Dakota, with capacity for further expansion. Set for initial operations in 2026 and full capacity in 2027, this campus has attracted strong interest from a U.S.-based, investment-grade hyperscaler, with whom we are in advanced negotiations. Securing this second major customer will diversify our client base, validate our construction expertise, and reinforce our leadership in AI infrastructure.

Our Crypto Data Center Hosting business remains robust, with our 106-megawatt in Jamestown and our 180-megawatt Ellendale facility operating at full capacity. Meanwhile, we continue to explore strategic alternatives for our Cloud Services business in order to allow us to sharpen our focus on core data center operations and maximize long-term stockholder value.

Looking ahead, we aim to achieve $1 billion in Net Operating Income (NOI) within five years. With a multi-gigawatt pipeline, accepted design and recognized construction expertise, strong hyperscaler relationships, and accelerated 12- to 14-month build timelines, supported by commitments from leading industry investors, we believe we are well-positioned to meet this goal.

We remain deeply committed to sustainability and to creating economic opportunities in underserved communities. Our Polaris Forge campuses employ hundreds of staff and contractors while fostering local partnerships and workforce development. Recognized as the Best Data Center in the Americas 2025 by Datacloud, our innovative designs feature closed-loop, waterless, direct-to-chip cooling systems, achieving a projected Power Usage Effectiveness (PUE) of 1.18 with near-zero water consumption. These efficiencies are expected to deliver environmental benefits and significant cost savings—potentially $2.7 billion over 30 years for a 100-megawatt facility compared to traditional data centers.

Looking forward, the opportunity before us is extraordinary. AI Factories require orders of magnitude more power density and efficiency than traditional facilities. With abundant land and energy, and an accepted design and construction model, we believe Applied Digital is uniquely positioned to deliver these solutions at unmatched scale and efficiency. By mastering the most challenging and enduring aspects of AI infrastructure, we feel we are set to capitalize on this generational opportunity.

On behalf of our Board and employees, thank you for your continued trust and support. Together, we are building the backbone of the Intelligence Age, seeking to drive long-term value for our stockholders, customers, and communities.

Sincerely,

Wes Cummins

APPLIED DIGITAL CORPORATION

3811 Turtle Creek Blvd., Suite 2100

Dallas, Texas 75219

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 5, 2025

To the Stockholders of Applied Digital Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Applied Digital Corporation (the “Company”) to be held on November 5, 2025, at 12:00 p.m., Eastern Time. The Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/APLD2025. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect six director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);

●	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026 (“Proposal 2”);

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the attached proxy statement (“Proposal 3”);

●	To approve an amendment to the Company’s 2024 Equity Compensation Plan (the “2024 Incentive Plan”) to increase the number of shares of common stock authorized for issuance under the 2024 Incentive Plan by 15,000,000 shares (“Proposal 4”);

●	To approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of common stock authorized for issuance thereunder by 200,000,000 shares (“Proposal 5”);

●

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 6”); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.001 per share, of record at the close of business on September 8, 2025, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, on or about [ ], 2025, we are mailing to our stockholders, other than those who previously requested electronic or paper delivery of proxy materials, a Notice of Internet Availability of Proxy Materials (the “Notice”) for the fiscal year ended May 31, 2025. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, and a form of proxy card or voting instruction card. It is very important that your shares are represented and voted at the Annual Meeting. As explained in further detail in the Notice, your shares may be voted via a toll-free telephone number, on the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided. Your proxy card will not be used if you are present at the Annual Meeting and prefer to vote in person, or if you revoke your proxy.

By Order of the Board of Directors

Wes Cummins
Chief Executive Officer and Chairman of the Board of Directors

[      ], 2025

Dallas, TX

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2025

The Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended May 31, 2025 are available free of charge on our website at www.applieddigital.com, at www.proxyvote.com, and at the SEC’s website at www.sec.gov.

PROXY STATEMENT

i

APPLIED DIGITAL CORPORATION

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of Applied Digital Corporation (collectively, “we,” “us,” “our” or the “Company”) to be held on November 5, 2025, at 12:00 p.m., Eastern Time. The Annual Meeting will be held virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/APLD2025 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials.

Proxies for the Annual Meeting are being solicited by the Board of Directors of the Company (the “Board”). This Proxy Statement is first being made available to stockholders on or about [  ], 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 5, 2025.

Our proxy materials, including our Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended May 31, 2025, and proxy card are available on the Internet at www.proxyvote.com, and at the SEC’s website at www.sec.gov. Under the Securities and Exchange Commission (the “SEC”) rules, we are pleased to take advantage of notice and access and to furnish proxy materials to our stockholders over the Internet.

About the Annual Meeting

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect six director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);

●	To ratify the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026 (“Proposal 2”);

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the attached proxy statement (“Proposal 3”);

●	To approve an amendment to the Company’s 2024 Equity Compensation Plan (the “2024 Incentive Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2024 Incentive Plan by 15,000,000 shares (“Proposal 4”);

●	To approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”) to increase the number of shares of common stock authorized for issuance thereunder by 200,000,000 shares (“Proposal 5”);

●

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 6”); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

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What are the Board’s recommendations?

Our Board believes that the (i) election of the director nominees identified herein, (ii) ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending May 31, 2026, (iii) compensation of our named executive officers for the fiscal year ended May 31, 2025, as described in this Proxy Statement, (iv) approval of an amendment to the 2024 Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 15,000,000 shares, (v) approval of an amendment to the Articles to increase the number of shares of common stock authorized for issuance thereunder by 200,000,000 shares and (vi) approval to adjourn the Annual Meeting to a later date or dates, in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR each of the foregoing proposals. If you are a stockholder of record as of September 8, 2025 (the “Record Date”) and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on each proposal. As of the Record Date, we had 269,315,269 shares of common stock outstanding.

Who can attend the meeting?

All stockholders of record at the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

Attendance at the Annual Meeting shall be solely via the Internet at www.virtualshareholdermeeting.com/APLD2025 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 12:00 p.m., Eastern Time on November 5, 2025. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about September 22, 2025. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/APLD2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources, and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of a majority in voting power of the then outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.

Abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

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How do I vote?

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions.

Vote on the Internet

If you are a stockholder of record, you may submit your vote via the internet by following the instructions provided in your Notice. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting facilities will be available on or about September 22, 2025 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 4, 2025.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing the telephone number shown on your Notice. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available on or about September 22, 2025 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 4, 2025.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Eastern Time, on November 4, 2025.

Voting at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/APLD2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above. Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●	With respect to Proposal 1, directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of this proposal.

●	With respect to Proposal 2, the ratification of the independent registered public accounting firm, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 2. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

●	With respect to Proposal 3, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 3. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

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●	With respect to Proposal 4, approval of an amendment to the 2024 Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 15,000,000 shares, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 4. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

●	With respect to Proposal 5, the approval of an amendment to the Articles to increase the number of shares of common stock authorized for issuance thereunder by 200,000,000 shares, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 5. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

●	With respect to Proposal 6, the approval of the adjournment of the Annual Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 6. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.

●	With respect to any other matter that may properly come before the Annual Meeting, a majority of the total votes cast by holders of our common stock, whether in person or represented by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” under Rule 452 of the New York Stock Exchange, which governs all brokers (including those holding Nasdaq-listed securities), which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine.”. The determination of which proposals are deemed “routine” versus “non-routine” may not be made until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received voting instructions with respect to such matter from the beneficial owner.

Proposal 1, the election of directors, Proposal 3, the advisory vote on executive compensation, and Proposal 4, approval of an amendment to the 2024 Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 15,000,000 shares, are generally not or may not be considered to be “routine” matters by the New York Stock Exchange and banks or brokers are not or may not be permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposals 1, 3, and 4. Under the applicable rules governing such brokers, we believe Proposal 2, to ratify the appointment of CBIZ as our independent registered public accounting firm, Proposal 5, the approval of an amendment to our Articles to increase the number of shares of common stock authorized for issuance thereunder by 200,000,000 shares, and Proposal 6, to approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any of the foregoing proposals, are likely to be considered “routine” items. Therefore, a bank or broker may be able to vote on Proposals 2, 5 and 6 even if it does not receive instructions from you, so long as it holds your shares in its name.

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How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. In the event that we need to solicit additional votes (whether prior to the Annual Meeting or upon its adjournment), we may at that time retain a proxy solicitor at an additional cost to us. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Do we provide for Electronic Delivery of Proxy Materials?

Pursuant to rules adopted by the SEC, we provide access to the proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders owning shares of our common stock as of the Record Date on or about September 23, 2025. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, and a form of proxy card or voting instruction card. In addition, the Notice will provide stockholders with instructions on how to request to receive proxy materials in printed form by mail or by e-mail on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message each successive year with instructions containing a link to those materials and a link to the proxy voting website.

Our proxy materials are also available free of charge on our website at www.applieddigital.com, at www.proxyvote.com, and at the SEC’s website at www.sec.gov.

How can I find the result of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within 4 business days of the Annual Meeting, which will be posted on our website at www.applieddigital.com, under “Investors” and at the SEC’s website at www.sec.gov.

6

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board, upon recommendation of our Nominating and Corporate Governance Committee, has nominated Wes Cummins, Ella Benson, Chuck Hastings, Rachel Lee, Douglas Miller and Richard Nottenburg for election as directors of the Board.

Our Third Amended and Restated Bylaws (“Bylaws”) permit the Board to set the size of the Board, having at least one (1) or more members. Our Board currently consists of six (6) directors, each of whom are being nominated for reelection at the Annual Meeting.

Each of our current directors serves until the next annual meeting of our stockholders or the earlier death, resignation or removal of such director. Despite the expiration of a director’s term, however, the director shall continue to serve until such director’s successor is elected and qualified or until there is a decrease in the number of directors.

Our Bylaws provide that directors will be elected by a plurality of the votes cast. Thus, when the number of director nominees equals the number of directorships on the Board, each nominee needs at least one affirmative vote to be elected to the Board.

As discussed below, we believe that each of our director nominees possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees were nominated because each is of high ethical character, is highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Each director nominee’s principal occupation and other pertinent information about such director’s particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, appears on the following pages. There are no family relationships between any of our directors or executive officers.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of the nominees at the Annual Meeting:

Name	Age	Position(s) Held With Applied Digital Corporation	Period of Service
Wes Cummins	47	Chief Executive Officer and Chairman of the Board	Director from February 2007 to December 2020 and March 2021 to Present, sole officer from March 2012 to December 2020 and CEO, Secretary from March 2021 to November 2024
Ella Benson	40	Director	May 2024 to Present
Chuck Hastings	47	Director	April 2021 to Present
Rachel Lee	41	Director	February 2024 to Present
Douglas Miller	68	Director	April 2021 to Present
Richard Nottenburg	71	Director	June 2021 to Present

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Wes Cummins

Mr. Cummins has served as a member of our Board from 2007 until 2020 and from March 11, 2021, through present. During that time Mr. Cummins also served in various executive officer positions and he is currently serving as our chairman of the Board and Chief Executive Officer. Mr. Cummins is also the founder and CEO of 272 Capital LP, a registered investment advisor. Prior to founding 272 Capital and starting our operating business, Mr. Cummins was an analyst with Nokomis Capital, L.L.C., an investment advisory firm, a position he held from October 2012 until February 2020. Mr. Cummins also served as president of B. Riley & Co., from 2002 to 2011. Mr. Cummins also serves as a member of the board of Sequans Communications S.A. (NYSE: SQNS), a fabless designer, developer and supplier of cellular semiconductor solutions for massive, broadband and critical Internet of Things (IoT) markets. Mr. Cummins served on the board of Telenav (NASDAQ: TNAV) from August 2016 until February 2021. Mr. Cummins also served on the board of Vishay Precision Group, Inc. (NYSE: VPG) from July 2017 to June 2024. He holds a BSBA from Washington University in St. Louis where he majored in finance and accounting. We believe Mr. Cummins is qualified to serve on our Board because of his business and leadership experience, as well as a result of having served as a director since starting our operating business.

Ella Benson

Ms. Benson brings over a decade of experience in financial services and is a Director at Oasis Management Co., Ltd. (“Oasis”). She has substantial experience working with public companies undergoing strategic transitions. Ms. Benson served on the board of directors of Stratus Properties (NASDAQ: STRS) from 2017 to 2020. Prior to joining Oasis in 2013, Ms. Benson was an analyst at GAM, an independent asset management firm, from 2009 to 2013. Ms. Benson holds a Bachelor of Business Administration in Finance from the McCombs School of Business at the University of Texas at Austin. Since May 2024, Ms. Benson has served as a member of the Company’s Board where she is also the Chairperson of the Nominating and Corporate Governance Committee. We believe Ms. Benson is qualified to serve on our Board because of her substantial experience working with public companies undergoing strategic transitions.

Chuck Hastings

Mr. Hastings previously served as Chief Executive Officer of B. Riley Wealth Management. Mr. Hastings joined B. Riley Financial in 2013 as a portfolio manager and became Director of Strategic Initiatives at B. Riley Wealth Management in 2018 and President in 2019. Prior to joining B. Riley, Mr. Hastings served as Portfolio Manager at Tri Cap LLC and was Head Trader at GPS Partners, a Los Angeles-based hedge fund, where he managed all aspects of trading and process including price and liquidity discovery and trade execution from 2005 to 2009. While at GPS Partners, Mr. Hastings was instrumental in growing the fund with the founding partners from a small start-up to one of the largest funds on the West Coast. Earlier in his career, Mr. Hastings served as a convertible bond trader at Morgan Stanley in New York. Mr. Hastings also serves as a Board member for IQvestment Holdings. Mr. Hastings holds a B.A. in political science from Princeton University. We believe Mr. Hastings is qualified to serve on our Board because he is a recognized leader in the financial industry with more than two decades of global financial and business expertise.

Rachel Lee

Ms. Lee brings nearly two decades of experience in finance and private equity, along with nearly a decade of board experience at growth-focused and publicly traded companies. Ms. Lee currently serves on the Boards of Directors of Bank of Hope (NASDAQ: HOPE), Xponential Fitness (NYSE: XPOF), and Legacy Franchise Concepts, the parent company of Sweathouz. Her prior board experience includes Cooper’s Hawk Winery and Restaurants, Floor and Decor (NYSE: FND), and Insight Global, among others. Previously, Ms. Lee was a Partner and the Head of the Consumer Private Equity practice at Ares Management Corporation (NYSE: ARES) and spent almost 15 years at the firm. In her role as the Head of Consumer Private Equity, she oversaw strategy and deal execution across the full investment lifecycle. Before joining Ares in 2008, Ms. Lee was in the investment banking division at J.P. Morgan. Ms. Lee holds a B.S. in Corporate Finance and a B.S. in Accounting from the University of Southern California. We believe Ms. Lee is qualified to serve on our Board because of her finance and investment experience and board experience at growth-focused and publicly traded companies.

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Douglas Miller

Mr. Miller has served as a member of the board of directors of three public companies over the past nine years: Telenav, Inc. (NASDAQ: TNAV) from July 2015 to February 2021, CareDx, Inc. (NASDAQ: CDNA) from July 2016 to May 2017, and Procera Networks, Inc. (NASDAQ: PKT) from May 2013 to June 2015. He has chaired the Audit Committee for each of these companies, and has also served as a Lead Independent Director and as chair or committee member on Compensation, Nominating and Corporate Governance and Special committees. Prior to his roles as board member, Mr. Miller served as senior vice president, chief financial officer and treasurer of Telenav, Inc. a wireless application developer specializing in personalized navigation services, from 2006 to 2012. From 2005 to 2006, Mr. Miller served as vice president and chief financial officer of Longboard, Inc., a privately held provider of telecommunications software. Prior to that, from 1998 to 2005, Mr. Miller held various management positions, including senior vice president of finance and chief financial officer, at Synplicity, Inc., a publicly traded electronic design automation company. Mr. Miller also served as chief financial officer of 3DLabs, Inc., a publicly held graphics semiconductor company, and as an audit partner at Ernst & Young LLP, a professional services organization. Mr. Miller is a certified public accountant (inactive). He holds a B.S.C. in Accounting from Santa Clara University. We believe Mr. Miller is qualified to serve on our Board because of his board experience at publicly traded companies and his finance and accounting experience.

Richard Nottenburg

Dr. Nottenburg is Executive Chairman of NxBeam Inc., which designs and builds leading proprietary mmWave ICs and radio products to power the next generation of satellite and terrestrial communication networks. Dr. Nottenburg is on the board of directors of Verint Systems Inc. (NASDAQ: VRNT), a customer engagement company. He serves as chairman of the compensation committee of the company. He is also a member of the board of Sequans Communications S.A. (NYSE: SQNS), a leading developer and provider of 5G and 4G chips and modules for massive, broadband and critical IoT applications where he serves on both the audit and compensation committees. Previously, Dr. Nottenburg served as President and Chief Executive Officer and a member of the board of directors of Sonus Networks, Inc. from 2008 through 2010. From 2004 until 2008, Dr. Nottenburg was an officer with Motorola, Inc., ultimately serving as its Executive Vice President, Chief Strategy Officer and Chief Technology Officer. Dr. Nottenburg holds a BSEE from New York University – Polytechnic School of Engineering, a master’s degree in electrical engineering from Colorado State University, and a PhD in electrical engineering from Ecole Polytechnique Fédérale de Lausanne. We believe Dr. Nottenburg is qualified to serve on our Board because of his industry expertise and board experience at publicly traded companies.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and broker non-votes, if any, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines on December 10, 2021, which pertain to our Board’s role within the Company and its composition, Board meetings, Board committees, performance evaluation of directors and officers, and Company-wide communication. Specific guidelines include the following:

●	A majority of the directors on the Board should be “independent directors” consistent with definitional guidance provided by the Nasdaq Listing Rules;
●	The Board has three committees as mandated by the Nasdaq Listing Rules—an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee;
●	Each member of the Audit, Compensation and/or Nominating and Corporate Governance Committees shall be “independent” under the Nasdaq Listing Rules and shall be otherwise qualified for membership in accordance with the relevant committee’s charter;
●	The Board selects director nominees to stand for election and re-election by the Company’s stockholders and may also fill Board vacancies and newly created directorships upon recommendations from the Nominating and Corporate Governance Committee;
●	The Board evaluates each candidate in the context of Board composition as a whole, and seeks to align Board composition with the Company’s strategic needs while considering relevant industry and business experience, leadership and director experience, and diversity;
●	The roles of the Chair and Chief Executive Officer may be held by separate individuals or may be held by the same individual, and if the serving Chair does not qualify as independent, the independent directors shall select from among themselves a Lead Independent Director;
●	Each director must obtain Board approval prior to taking on any significant additional commitment, including, but not limited to, service on the board of directors of another for-profit company;
●	All directors may only serve on three other public company boards (four public company boards in total);
●	A director who experiences a significant change in his or her principal business, professional position, employment or responsibility shall offer his or her resignation from the Board;
●	Each director is expected to disclose any existing or proposed relationships or transactions that involve or could give rise to a conflict of interest, and shall accordingly recuse himself or herself from Board discussions if requested to do so;
●	Directors have an affirmative duty to protect and hold confidential all non-public information (whether or not material to the Company) entrusted to or obtained by a director by reason of his or her position as a director of the Company;
●	Four Board meetings are calendared in advance for each year, with additional regular or special meetings held as circumstances warrant as determined by the Chair in consultation with the Lead Independent Director (if any), the Chief Executive Officer and, as appropriate, the members of the Board;
●	Directors who attend fewer than 75% of regular and special meetings combined will be contacted by the Chair (or Lead Independent Director, if any) to discuss the circumstances and whether continued Board service is appropriate;
●	Each regular meeting of the Board shall include an executive session at which no employee directors or other employees are present, presided over by the Chair; if an independent director, or, in the absence of an independent Chair, the Lead Independent Director;
●	The Board evaluates its performance and the performance of its committees on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee;
●	The Compensation Committee determines the criteria by which the Chief Executive Officer is evaluated and conducts a review, at least annually, of the performance of the Chief Executive Officer;
●	The Nominating and Corporate Governance Committee reports to the Board periodically on executive officer succession planning and leadership development processes;
●	As a general matter, the Chief Executive Officer (and senior executives to whom the Chief Executive Officer further delegates) has authority to speak for the Company on most matters related to Company performance, operations and strategy; and
●	Stockholders shall have reasonable access to directors at annual meetings of stockholders and an opportunity to communicate directly with directors on appropriate matters.

Certain of these guidelines are discussed in greater detail below.

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Board Leadership Structure

Subject to the Corporate Governance Guidelines as described above, the Board has not adopted a formal policy regarding the need to separate or combine the offices of Chair of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, Wes Cummins serves as the Company’s Chief Executive Officer and Chair of the Board.

In order to facilitate and strengthen the Board’s independent oversight of the Company’s performance, strategy and succession planning and to uphold effective governance standards, the Board has established the role of a Lead Independent Director. Our current Chair, Mr. Cummins, is not “independent” under the Nasdaq Listing Standards. Our Lead Independent Director provides leadership to the Board if circumstances arise in which the role of chief executive officer and chairperson of our Board may be, or may be perceived to be, in conflict, and perform such additional duties as our Board may otherwise determine and delegate. Mr. Miller currently serves as the Company’s Lead Independent Director.

The Lead Independent Director’s duties include:

●	chairing Board meetings in the absence of the Chair;
●	convening and leading executive sessions of the Board (and may exclude any non-independent director and/or the Chief Executive Officer from such sessions);
●	serving as a liaison between the Chair and the independent directors;
●	being available for consultation and direct communication with major stockholders as directed by the Board; and
●	performing such other duties and responsibilities as requested by the Board.

Board of Directors Composition

Each year, our Nominating and Corporate Governance Committee will review, with the Board, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates, our Nominating and Corporate Governance Committee will consider factors including, without limitation, an individual’s character, integrity, judgment, potential conflicts of interest, other commitments, and diversity. While we have no formal policy regarding board diversity for our Board as a whole nor for each individual member, the Nominating and Corporate Governance Committee does consider such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Board of Director Meetings

Our Board met twenty-three (23) times in fiscal 2025. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All members of the Board attended our 2024 annual meeting of stockholders.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the Nasdaq Listing Rules, independent directors must comprise a majority of our Board. In addition, the Nasdaq Listing Rules require that all the members of the Audit Committee and Compensation Committee be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Our Board has reviewed its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Ms. Benson, Mr. Hastings, Ms. Lee, Mr. Miller and Dr. Nottenburg do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC.

Our Board has appointed Mr. Miller as our lead independent director. Our lead independent director is expected to provide leadership to our Board if circumstances arise in which the role of chief executive officer and chairperson of our Board may be, or may be perceived to be, in conflict, and perform such additional duties as our Board may otherwise determine and delegate.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which have the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a written charter approved by our Board that satisfies the applicable rules of the SEC and Nasdaq Listing Rules Copies of each committee’s charter are posted in the Investors section of our website. Membership of each committee is shown in the following table.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ella Benson			▲
Wes Cummins
Chuck Hastings	●		●
Rachel Lee		●	●
Douglas Miller	▲	●
Richard Nottenburg	●	▲	●

▲ Chair ● Member

Audit Committee

Our Audit Committee is comprised of Mr. Miller, Mr. Hastings and Dr. Nottenburg. Mr. Miller is the chairperson of our Audit Committee. Each Audit Committee member meets the requirements for independence under the current Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. Mr. Miller qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board. Each member of our Audit Committee is financially literate. Our Audit Committee is directly responsible for, among other things:

●	selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
●	ensuring the independence of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
●	considering the adequacy of our internal controls and internal audit function;
●	inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cybersecurity risks, and assessing the steps management has taken to control these risks;
●	reviewing and overseeing our policies related to compliance risks;
●	reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates pursuant to a charter that is available in the Investors section of our website: www.applieddigital.com. Our Audit Committee met seventeen (17) times in fiscal 2025.

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Compensation Committee

Our Compensation Committee is comprised of Dr. Nottenburg, Ms. Lee, and Mr. Miller. Dr. Nottenburg is the chairperson of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Listing Rules. Each member of this committee is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving, or recommending that our Board approve, the compensation and the terms of any compensatory agreements of our chief executive officer and our executive officers;
●	reviewing and recommending to our Board the compensation of our non-employee directors;
●	administering our stock and equity incentive plans;
●	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and
●	establishing our overall compensation philosophy.

Our Compensation Committee operates pursuant to a charter that is available on the Investors section of our website: www.applieddigital.com. Our Compensation Committee met thirteen (13) times in fiscal 2025.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Ms. Benson, Ms. Lee, Dr. Nottenburg, and Mr. Hastings. Ms. Benson is the chairperson of our Nominating and Corporate Governance Committee. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the Nasdaq Listing Rules. Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying and recommending candidates for membership on our Board;
●	recommending directors to serve on board committees;
●	reviewing and recommending our corporate governance guidelines and policies;
●	reviewing succession plans for senior management positions, including the chief executive officer;
●	reviewing proposed waivers of the code of business conduct and ethics for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the Board);
●	evaluating, and overseeing the process of evaluating, the performance of our Board and individual directors; and
●	advising our Board on corporate governance matters.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on the Investors section of our website: www.applieddigital.com. Our Nominating and Corporate Governance Committee met one (1) time in fiscal 2025.

Board and Committee Self-Evaluation and Refreshment

Our Board conducts annual self-evaluations to assess the effectiveness of the Board and its Committees. These annual self-evaluations are overseen by the Nominating and Corporate Governance Committee and are designed to enhance the overall effectiveness of the Board and each Committee and identify areas of potential improvement. They include written questionnaires that solicit feedback from the Board and Committee members on a range of topics, including the Committees’ roles, structure and composition; the extent to which the mix of skills, experience and other attributes of the individual directors is appropriate for the Board and each Committee; the scope of duties delegated to the Committees, including the allocation of risk assessment between the Board and its Committees; interaction with management; information and resources; the adequacy of open lines of communication between directors and members of management; the Board and Committee meeting process and dynamics; and follow-through on recommendations developed during the evaluation process.

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Following the annual self-assessments, the Nominating and Corporate Governance Committee discusses areas for potential improvement with the Board and/or relevant Committees and, if necessary, identifies steps required to implement these improvements. Director suggestions for improvements to the evaluation questionnaires and process are considered for incorporation for the following year. As part of the Nominating and Corporate Governance Committee’s discussion and evaluation of areas for improvement, board refreshment, including the commitment to have a balanced Board with diversity of skills and experience, is a topic that is considered.

The Nominating and Corporate Governance Committee and the Board regularly review Board composition to consider succession related factors, skill sets, diversity and balance. The Company is committed to seeking diversity and balance on our Board with directors of race, gender, geography, thoughts, viewpoints, backgrounds, skills, experience and expertise. In conducting each of these director searches, our Nominating and Corporate Governance Committee considered the leadership, technical skills and operational experience that we believed would address the Board’s then current needs.

The Nominating and Corporate Governance Committee and the Board review annually succession planning for the Company’s executive officers and develop and review succession planning for Board members, including succession planning for the Chair of the Board and/or Lead Independent Director.

Environmental, Social and Governance

We are firmly committed to sustainable leadership by integrating sustainability into how we do business. Our responsible practices, policies and programs reflect our commitment to making a positive impact.

Environmental

The Company prioritizes the environment, which is reflected in various stages of its operations, as described below. The Company can locate its data centers near renewable power assets such as wind farms to help the power owners monetize their “stranded” power, which consists of energy that is produced but not utilized due to constraints on delivering the energy to areas that might demand it. Accordingly, the Company’s location near wind farms may spur local economies and prevent such wind farms from having to reduce output. For instance, the Company operates several projects in North Dakota because there is a surplus of stranded power. North Dakota is one of the largest wind producing states in the United States, housing more than 2,000 turbines throughout the state. In addition to the availability of stranded power directly associated with wind farms, the Governor of North Dakota, Greg Burgum, has publicly committed to making North Dakota carbon neutral by 2030, which makes the location ideal for the Company’s infrastructure. Additionally, the Company is capable of scaling services based on power production, ramping up or down our load on the grid, providing demand to the wind farm operators with no material interruption to their product or end-users, which has little negative impact on grid stability or congestion.

In order to reduce waste from the disposal of the foam protecting hosting equipment during transport, the Company utilizes a foam densifier machine on site to melt the foam packaging, reducing the foam’s volume by 98%. The Company’s sites use very little water. There are no large amounts of chemicals on site that would risk the surrounding population. The transformers on site use specialized biodegradable and non-explosive fluids. Generally, the site does not emit exhaust into the air. There is no risk of chemical spills, and an overall low risk of any pollution. The Company’s focus on renewable energy and partnerships with local governments, communities and utilities represent the Company’s commitment to reducing carbon emissions and driving the adoption of renewable power as an environmentally conscientious business leader in the HPC digital infrastructure sector.

Social

The Company seeks areas in which its digital infrastructure buildout would effect positive change and serve communities, many of which are rural. Specifically, the Company aims to bolster local governments in their promotion of renewable power production and to provide residents of these areas with higher income career opportunities.

In furtherance of these aims, the Company visits every proposed location to meet its residents, at times through town-hall forums, and identifies community needs prior to starting projects. The Company also hires local contractors and vendors for the construction of projects, which helps improve the employment rate of these local communities and in turn provides demand for other products and services generated by the local community. Because there is a limited talent-pool for next-generation data center operators, the Company develops the local workforce by using a digital learning system regarding the use of equipment in the Company’s business and provides on-the-job training for entry level positions.

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Governance

The Company seeks to have strong corporate governance, including a management team highly aligned with stockholders and a diverse Board of Directors. Named Executive Officers and directors of the Company own approximately 9.1% of the Company’s outstanding common stock. Five of the six (6) nominees for director are independent, and two (2) of the six (6) nominees are female, one of whom is a minority.

Stockholder Nominations for Directorships

All stockholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common shares owned by such stockholder or group of stockholders, as well as other information required by our Bylaws.

Board Leadership Structure and Role in Risk Oversight

Our Board is primarily responsible for overseeing our risk management processes. Our Board, as a whole, determines our appropriate level of risk, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, the committees of our Board support our Board in discharging its oversight duties and address risks inherent in their respective areas. The Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our procedures and related policies with respect to risk assessment and risk management. Our Audit Committee also reviews matters relating to compliance, cybersecurity, and security and reports to our Board regarding such matters. The Compensation Committee reviews risks and exposures associated with compensation plans and programs. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Our Board is responsible for the oversight of cybersecurity risk management. The Board delegates oversight of the cybersecurity risk management program to the Audit Committee. The management of the program is the responsibility of our executive Risk Management Committee, comprised of our Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer. The Risk Management Committee provides periodic updates to the Audit Committee on our cybersecurity risk management program, including updates on (1) any critical cybersecurity risks; (2) ongoing cybersecurity initiatives and strategies; (3) applicable regulatory requirements; and (4) industry standards. The Risk Management Committee also notifies the Board of any cybersecurity incidents (suspected or actual) and provides updates on the incidents as well as cybersecurity risk mitigation activities as appropriate.

Stockholder Communications

Stockholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our corporate office located at 3811 Turtle Creek Blvd, Suite 2100, Dallas, Texas 75219. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of our common stock. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (1) the purchase or sale of products or services, (2) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (3) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to our business.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. The full text of our code of business conduct and ethics is posted on the Investors section of our website: www.applieddigital.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website or in public filings.

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Insider Trading Policy

We have an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, and employees. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC on July 30, 2025.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its common stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the common stock failed to comply with Section 16(a) reporting requirements during the fiscal year ended May 31, 2025.

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EXECUTIVE OFFICERS

Our executive officers and their ages as of the date of this filing are set forth below. Our executive officers are elected by, and serve at the discretion of, our Board.

Name	Age	Position(s) Held With Applied Digital Corporation	Period of Service
Wes Cummins	47	Chief Executive Officer and Chairman of the Board	Director from February 2007 to December 2020 and March 2021 to Present, sole officer from March 2012 to December 2020 and CEO, Secretary from March 2021 to November 2024
Saidal Mohmand	35	Chief Financial Officer	Chief Financial Officer from October 2024 to Present; former Executive Vice President of Finance from September 2021 to October 2024
Laura Laltrello	52	Chief Operating Officer	Chief Operating Officer from January 2025 to Present
Jason Zhang	32	Chief Strategy Officer	Director from April 2022 to November 2022; Chief Strategy Officer from August 2025 to Present

Wes Cummins

Biographical information with respect to Mr. Cummins is set forth above under “Proposal 1 – Election of Directors.”

Saidal Mohmand

Mr. Mohmand was appointed to serve as our Chief Financial Officer, effective October 15, 2024. Prior to his appointment to Chief Financial Officer, Mr. Mohmand served as our Executive Vice President of Finance since September 2021, where he led our financial strategy and capital markets initiatives. In addition to Mr. Mohmand’s role as Chief Financial Officer of the Company, since July 2020 he has served as the Director of Research at 272 Capital LP (“272 Capital”), an investment advisory firm (founded by Wes Cummins, our Chief Executive Officer and Chairman of the Board) specializing in technology hardware, software, and service companies. Following the acquisition of 272 Capital by B. Riley Financial (Nasdaq: RILY) in August 2021, Mr. Mohmand served as Director of Research at B. Riley Asset Management from August 2021 to February 2024. Prior to such positions, Mr. Mohmand served as Director of Research at GrizzlyRock Capital, a value-oriented long/short fund based in Chicago, from December 2013 to June 2020. Mr. Mohmand earned his B.B.A. in Finance and Accountancy from Western Michigan University.

Laura Laltrello

Ms. Laltrello was appointed to serve as our Chief Operating Officer, effective January 6, 2025. Prior to joining the Company, from December 2020 to December 2024, Ms. Laltrello held the position of Vice President and General Manager of Building Automation Services with Honeywell International Inc., a Fortune 500 company that invents and manufactures technologies to address tough challenges linked to global macrotrends such as safety, security, and energy. Prior to Honeywell, Ms. Laltrello held various roles at Lenovo Group Limited from May 2005 to December 2020, including Vice President, General Manager Global DataCenter Services from May 2016 to December 2020. Ms. Laltrello holds a Bachelor of Applied Science degree in Applied Mathematics: Operations Research and Economics from Clemson University and completed the Executive Leadership Program at the International Institute for Management Development.

Jason Zhang

Mr. Zhang is a co-founder of the Company and was appointed to serve as our Chief Strategy Officer, effective August 1, 2025. In addition, Mr. Zhang served as a Director of the Company from April 2022 to November 2022. Prior to co-founding the Company in 2021, in 2019 Mr. Zhang founded Valuefinder, a firm that advises and invests in technology companies. From 2017 to 2019, Mr. Zhang was an investment analyst at Sequoia Capital focusing on AI, blockchain, digital infrastructure, enterprise software, consumer products and hardware. From 2017 to 2015, Mr. Zhang analyzed investments at MSD Capital, Michael Dell’s family office. Mr. Zhang has a Bachelor of Arts in Economics from Harvard University.

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EXECUTIVE COMPENSATION

Overview

Pursuant to Rule 12b-2, we are providing disclosure regarding our executive compensation arrangements pursuant to the scaled disclosure requirements applicable to smaller reporting companies, which means that we are not required to provide a compensation discussion and analysis and certain tabular and other disclosures regarding our executive compensation. The following discussion relates to the compensation of:

●	the Company’s Chief Executive Officer; and
●	its two other most highly compensated individuals who were serving as executive officers at the end of the fiscal year ended May 31, 2025.

This discussion pertains to the compensation of these individuals for services rendered in all capacities during the fiscal year, consisting of Wes Cummins, our Chief Executive Officer and Chairman of the Board, Saidal Mohmand, our Chief Financial Officer, and Laura Laltrello, our Chief Operating Officer (the “Named Executive Officers”).

Our executive compensation programs are designed to:

●	Attract, motivate, incentivize, and retain employees at the executive level who are critical to our long-term success;
●	Provide compensation packages to our executives that are competitive, reward the achievement of our business objectives and effectively align their interests with those of our stockholders; and
●	Focus on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our Compensation Committee is responsible for the executive compensation programs for our Named Executive Officers and reports to our Board of Directors on its discussions, decisions, and other actions. Our Chief Executive Officer makes recommendations for the respective executive officers that report to him to our Compensation Committee and typically attends Compensation Committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to his own compensation) regarding base salary, and short-term and long-term compensation, including equity incentives, for our executive officers based on our Company’s financial results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties, and his or her achievement of preset individual goals. Our Compensation Committee then reviews the recommendations and other data, including an analysis of competitive market data prepared by its independent compensation consultant using information drawn from publicly available data of our peers and various compensation surveys, and makes decisions as to the target total direct compensation for each executive officer, including our Chief Executive Officer, as well as each individual compensation element. While our Chief Executive Officer typically attends meetings of the Compensation Committee, the Compensation Committee meets outside the presence of our Chief Executive Officer when discussing his compensation and when discussing certain other matters, as well.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In the fiscal year ended May 31, 2025, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm with compensation expertise relating to technology and life science companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. The Compensation Committee engaged Compensia to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as to assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers, individually as well as in the aggregate, is aligned with the competitive marketplace. Our Compensation Committee has considered the applicable rules of the Securities and Exchange Commission and Nasdaq Listing Rules and does not believe the retention of, and the work performed by, Compensia raises any conflict of interest.

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Compensation and Governance Practices and Policies

We endeavor to maintain strong governance standards in our policies and practices related to executive compensation. Below is a summary of our key executive compensation and corporate governance practices.

	What We Do	What We Don’t Do

✓	Annually assess the risk-reward balance of our compensation programs in order to mitigate undue risks in our programs	No pension plans or Supplemental Executive Retirement Plans

✓	Provide a compensation mix that more heavily weights variable pay	No hedging or pledging of our securities

✓	Retain an independent compensation consultant advises the Compensation Committee	No excise tax “gross-ups” upon a change of control of the Company

Peer Group

The Compensation Committee reviews an analysis of competitive market data drawn from the executive compensation programs of companies that we believe are comparable to us. With Compensia’s assistance, the Compensation Committee developed a peer group for use when making its compensation decisions for the fiscal year ending May 31, 2025, which consisted of publicly traded technology companies headquartered in the U.S. that generally had a market capitalization between 0.25x and 4.0x the Company’s market capitalization. The Compensation Committee referred to the foregoing competitive market analysis using data drawn from this peer group and broader survey data (for similarly sized companies) when making base salary, cash bonus and equity award decisions for our executive officers for the fiscal year ending May 31, 2025. The following is a list of the public companies that composed our peer group for the fiscal year ending May 31, 2025:

Alkami Technology	CleanSpark	Payoneer Global

Backblaze	Couchbase	Red Violet

Bit Digital	Digital Ocean Holdings	Rekor Systems

Box	Fastly	Riot Platforms

Cantaloupe	Marathon Digital Holdings	TeraWulf

Cipher Mining	Marqeta	Verint Systems

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Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to Named Executive Officers as of the fiscal years ended May 31, 2025 and May 31, 2024 for services rendered in all capacities to us for the fiscal years ended May 31, 2025 and May 31, 2024.

Name and Principal Position(s)	Year	Salary(1)	Bonus	Stock Awards(2)	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total
Wes Cummins	2025	$706,251	$1,500,000	$25,462,000	$—	$39,841	$27,708,092

Chief Executive Officer, Chairman and President	2024	$600,000	$600,000	—	—	$37,002	$1,237,002

Saidal Mohmand(4)	2025	$369,792	$445,313	$8,932,700	—	$39,751	$9,787,555

Chief Financial Officer	2024	—	—	—	—	—	—

Laura Laltrello(5)	2025	$222,917	$176,000	$9,534,000	—	$13,493	$9,946,409

Chief Operating Officer	2024	—	—	—	—	—	—

(1)

Amounts for Mr. Cummins represent a salary of $600,000 from June 1, 2024 through October 31, 2024 and $750,000 from November 1, 2024 through the end of the fiscal year. Mr. Cummins’ salary information also includes a $62,500 true-up payment in connection with his Employment Agreement entered into on October 10, 2024.

Amounts for Mr. Mohmand represent a salary of $250,000 from June 1, 2024 through October 14, 2024 and $475,000 from October 15, 2024 through the end of the fiscal year.

(2)	Consists of the grant date fair value of restricted stock unit (“RSU”) awards made under the Applied Blockchain, Inc. 2022 Incentive Plan (the “2022 Incentive Plan”), performance stock unit (“PSU”) awards made under the 2022 Incentive Plan and the 2024 Incentive Plan, and RSU awards made outside of the 2022 Incentive Plan or the 2024 Incentive Plan, determined in accordance with Accounting Standards Codification Topic 718. These amounts do not correspond to the actual value that may be received by the named executive officers if the RSUs and PSUs vest.

(3)	The amounts reported in this column consist of the value of health care premiums paid by the Company for fiscal year 2025.

(4)	Information is not included for fiscal year 2024 for Mr. Mohmand because he was not a named executive officer in fiscal year 2024.

(5)	Information is not included for fiscal year 2024 for Ms. Laltrello because she joined the Company during fiscal year 2025.

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Narrative Disclosure to Summary Compensation Table

Employment Agreements with Named Executive Officers

Mr. Cummins Employment Agreements

Employment Agreement with Mr. Cummins, effective October 10, 2024

Mr. Cummins is our Chief Executive Officer. On October 10, 2024, we entered into a new Employment Agreement with Mr. Cummins (the “Cummins Employment Agreement”), which supersedes and replaces in its entirety all previous employment agreements and any amendments thereto with Mr. Cummins, including for the avoidance of doubt the Original Cummins Employment Agreement (as defined below).

Under the Cummins Employment Agreement, Mr. Cummins will continue to serve as the Chief Executive Officer of the Company, and is eligible to receive the following: (i) an annual base salary of $750,000, subject to annual review; (ii) an annual performance bonus with a target amount of 100% of annual base salary (and a maximum payout of 200% of annual base salary), as determined by the Board or Compensation Committee; (iii) discretionary equity awards from time to time, subject to approval by the Board or Compensation Committee, and (iv) participation in our employee benefit plans, programs and arrangements that are provided to other senior executives, in each case, less any applicable withholdings and deductions. In addition, Mr. Cummins received a one-time true-up payment equal to the amount Mr. Cummins would have received had the base salary increase he received pursuant to the Cummins Employment Agreement gone into effect as of June 1, 2024. The Cummins Employment Agreement is for a term ending on October 10, 2027, with automatic 1-year extensions thereafter unless at least 90 days’ notice of non-renewal is provided by either party.

Mr. Cummins’ employment is at-will. However, if Mr. Cummins’ employment is terminated by us without Cause, he resigns with Good Reason (as such terms are defined in the Cummins Employment Agreement), or we do not renew the employment term, Mr. Cummins will be eligible to receive, subject to execution, delivery and non-revocation of a general release of claims: (i) an amount equal to 18 months’ (or in the event of a Change in Control Termination (as defined in the Cummins Employment Agreement), 30 months’) annual base salary, payable in equal installments over 18 months (or, in the event of a Change in Control Termination, payable in a lump sum to the extent permitted by applicable law); (ii) an amount equal to 100% (or 250% in the event of a Change in Control Termination) of Mr. Cummins’ annual bonus for the fiscal year in which termination occurs, calculated based on: (a) actual performance for the entire fiscal year, if such amount is reasonably determinable as of the date payment would otherwise be made, or (b) if such amount is not reasonably determinable as of the date payment would otherwise be made or, in the event of a Change in Control Termination, such amount is reasonably determinable, but less than 100% of Mr. Cummins’ base salary, an amount equal to 100% (or 200% in the event of a Change in Control Termination) of such target bonus; (iii) accelerated vesting of 50% of all unvested equity awards (or 100% in the event of a Change in Control Termination), based on achievement of 100% of target for any performance metrics (or, in the event of a Change in Control Termination, if achievement of the applicable performance metrics is reasonably determinable, based on the achievement of the greater of (a) 100% of target, and (b) actual achievement of the performance metrics); (iv) extension of the post-termination exercise period for any outstanding stock options or stock appreciation rights until the expiration of such awards; and (v) continued coverage under COBRA at active employee rates for up to 18 months, in each case, less any applicable withholdings and deductions.

A Change in Control Termination under the Cummins Employment Agreement includes Mr. Cummins’ termination without Cause, resignation with Good Reason or our non-renewal of Mr. Cummins’ employment term (i) within 18 months following consummation of a Change in Control (as defined in the Cummins Employment Agreement), (ii) at a time when we are party to an agreement that would result in the occurrence of a Change in Control if consummated (whether or not a Change in Control actually occurs), if such Change in Control has not been terminated or abandoned as of the date of Mr. Cummins’ termination, or (iii) within 90 days prior to the Company’s entrance into an agreement described in (ii).

Mr. Cummins is bound by a (i) perpetual confidentiality obligation, (ii) non-competition obligation during employment and for 18 months post-termination, (iii) non-solicitation obligation with respect to Company personnel and customers during employment and for 18 months post-termination, (iv) perpetual non-disparagement obligation, and (v) covenant with respect to assignment of intellectual property.

Executive Employment Contract with Mr. Cummins, effective November 1, 2021 (as amended, September 25, 2023)

Pursuant to Mr. Cummins’ Executive Employment Contract, effective November 1, 2021 (the “Original Cummins Employment Agreement”), Mr. Cummins served as Chief Executive Officer. Mr. Cummins was eligible to receive the following: (i) an annual base salary of $300,000 (which was increased by the Compensation Committee to $600,000 in June 2023); (ii) an annual discretionary bonus of up to 100% of base salary, as determined by the Board or Compensation Committee; and (iii) a grant of 3,000,000 shares of restricted common stock of the Company, in each case, less any applicable withholdings and deductions. The Original Cummins Employment Agreement had an initial term that was scheduled to end on October 31, 2024.

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Mr. Cummins’ employment under the Original Cummins Employment Agreement was at-will and did not provide any severance payments or benefits. However, the Original Cummins Employment Agreement stated that the parties agreed that reasonable and sufficient notice of termination by the Company would be the greater of 4 weeks and any minimum notice period required by law.

Under the Original Cummins Employment Agreement, Mr. Cummins was bound by a (i) perpetual confidentiality obligation; (ii) non-competition obligation during employment only; (iii) non-solicitation obligation with respect our employees, contractors and business during employment and for 1-year post-termination.

The Original Cummins Employment Agreement was amended on September 25, 2023 (the “Cummins Amendment”) to provide Mr. Cummins with severance in the event that his employment was terminated without Cause or he resigned with Good Reason (as each term is defined in the 2022 Incentive Plan) during the 24-month period following a Change in Control (as defined in the 2022 Incentive Plan). Such potential severance payment was an amount equal to 2x Mr. Cummins’ base salary plus target bonus for the year of termination (subject to certain downward adjustments), less applicable withholdings and deductions.

Mr. Mohmand’s Offer Letters

Offer Letter with Mr. Mohmand, effective October 14, 2024

We entered into an offer letter with Mr. Mohmand on October 11, 2024 (the “Mohmand Offer Letter”), effective as of October 14, 2024, which supersedes and replaces in its entirety all previous offer letters with Mr. Mohmand. Under the Mohmand Offer Letter, Mr. Mohmand serves as Chief Financial Officer, and is eligible to receive the following: (i) an annual base salary of $475,000, subject to annual review; (ii) an annual target bonus opportunity of 75% of base salary, based on Mr. Mohmand’s individual performance and the Company’s performance, as determined by the Board or Compensation Committee; (iii) equity awards of 490,000 RSUs under the 2022 Incentive Plan, and 490,000 PSUs; (iv) discretionary equity awards from time to time, subject to approval of the Board or Compensation Committee; and (v) participation in welfare and other benefit plans generally available to our employees, in each case, less any applicable withholding and deductions. Mr. Mohmand’s employment is at will, but in the event we terminate his employment without Cause (as defined in the Mohmand Offer Letter), subject to Mr. Mohmand’s execution, delivery and non-revocation of a general release of claims against the Company, he is eligible to receive an amount equal to 12 month’s base salary (or, 24 months if such termination is within 18 months following a Change in Control (as defined in the 2024 Incentive Plan)) payable in 12 or 24 month installments, as applicable, and an amount equal to 100% of Mr. Mohmand’s annual target bonus for the year of termination, in each case, less applicable withholdings and deductions.

Under the Mohmand Offer Letter, if payments to Mr. Mohmand in connection with a Change in Control would result in liability for an excise tax under Section 4999 of the Code for “excess parachute payments” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), or result in a loss of tax deduction for the Company or our subsidiaries or affiliates under Section 280G of the Code, the amount of such payments may be reduced to avoid imposition of the excise tax, if such reduction results in a greater post-tax benefit to Mr. Mohmand as compared to payment of the full amount of the payments and imposition of the excise tax.

As a condition of employment, Mr. Mohmand was required to sign an Employee Non-Disclosure, Invention Assignment and Restrictive Covenants Agreement, under which he is bound by a perpetual confidentiality obligation, an invention assignment covenant, non-competition obligations during employment and for 12 months post-termination, and non-solicitation obligations with respect to the Company’s service providers and business partners during employment and for 12 months post-termination, and perpetual non-disparagement covenants.

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Offer Letter with Mr. Mohmand, effective May 11, 2022

We entered into an offer letter with Mr. Mohmand dated as of May 11, 2022 (the “Previous Mohmand Offer Letter”) under which Mr. Mohmand served as EVP of Finance. Under the Mohmand Offer Letter, Mr. Mohmand was eligible to receive: (i) annual base salary of $125,000; (ii) an annual discretionary bonus of up to 25% base salary; (iii) an award of 125,000 RSUs under the 2022 Incentive Plan; and (iv) participation in our employee benefit plans in accordance with Company policy, in each case, less any applicable withholdings and deductions. Under the Previous Mohmand Offer Letter, Mr. Mohmand was required to sign a non-disclosure, non-compete and confidentiality agreement.

Ms. Laltrello’s Offer Letter

Offer Letter with Ms. Laltrello, effective January 6, 2025

We entered into an offer letter with Ms. Laltrello on November 26, 2024 (the “Laltrello Offer Letter”), effective as of January 6, 2025. Under the Laltrello Offer Letter, Ms. Laltrello serves as Chief Operating Officer of the Company. Ms. Laltrello is eligible to receive the following: (i) an annual base salary of $550,000; (ii) an annual target bonus opportunity of 80% of base salary, based on each of Ms. Laltrello’s individual performance and the Company’s performance, as determined by the Board or Compensation Committee; (iii) a one-time signing bonus of $300,000, subject to repayment if her employment ends within 1 year of Ms. Laltrello’s start date (other than by us without Cause (as defined in the Laltrello Offer Letter), or by Ms. Laltrello due to her death or Disability (as defined in the Laltrello Offer Letter)), (iv) discretionary equity awards from time to time, subject to approval of the Board or Compensation Committee, and (v) participation in welfare and other benefit plans generally available to our employees, in each case, less any applicable withholdings and deductions. Additionally, as an inducement to Ms. Laltrello accepting the position of Chief Operating Officer, we granted her an employment inducement award of 600,000 RSUs, outside of the Company’s 2024 Incentive Plan, in accordance with Rule 5635(c)(4) of the Nasdaq Stock Market LLC. Ms. Laltrello’s employment is at-will, and she is not eligible for any severance payments or benefits.

Under the Laltrello Offer Letter, if payments to Ms. Laltrello in connection with a change in control could result in liability for an excise tax under Section 4999 of the Code for “excess parachute payments” as defined in Section 280G of the Code, or result in the loss of a tax deduction under Section 280G of the Code, the amount of such payments to her shall be reduced to avoid imposition of the excise tax so that the maximum amount of such payment is $1 less than the amount that would cause such payments to be subject to the excise tax and/or loss of tax deduction.

As a condition of employment, Ms. Laltrello was required to sign an Employee Non-Disclosure, Invention Assignment and Restrictive Covenants Agreement, under which she is bound by a perpetual confidentiality obligation, an invention assignment covenant, non-competition obligations during employment and for 12 months post-termination, and non-solicitation obligations with respect to the Company’s service providers and business partners for during employment and for 12 months post-termination, and perpetual non-disparagement covenants.

Potential Payments upon Termination or Change in Control

In addition to any payments provided by the Named Executive Officers’ employment agreements, offer letters or transition agreements, as described above, the following termination and/or change in control protection is provided in each Named Executive Officer’s respective restricted stock unit award agreement(s) (each, an “RSU Award”), restricted stock unit inducement award agreement (“Inducement Award”), or performance stock unit award agreement (“PSU Award”) as follows:

RSU Awards under the 2022 Incentive Plan

Wes Cummins

Under the terms of Mr. Cummins’ RSU Award, upon a termination without Cause, resignation for Good Reason (as each term is defined in the Cummins Employment Agreement), or due to our non-renewal of Mr. Cummins’ employment term under the Cummins Employment Agreement, subject to Mr. Cummins’ execution of a release of claims, Mr. Cummins is eligible to receive accelerated vesting of 50% of then-unvested RSUs (or, in the event of a Change in Control Termination (as defined in the Cummins Employment Agreement), 100% of all unvested RSUs), and if the termination is not a Change in Control Termination, all unvested RSUs (after giving effect to any acceleration) will remain outstanding for 90 days, and, if a Change of Control (as defined in the Cummins Employment Agreement) is consummated within such 90-day period, all of the RSUs will vest upon consummation of such Change of Control.

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Saidal Mohmand

Under the terms of Mr. Mohmand’s RSU Award dated October 17, 2024, if a Change of Control (as defined in the 2022 Incentive Plan) occurs while such RSU Awards are outstanding, then the following shall apply: (i) if Mr. Mohmand receives a Replacement Award (as defined in the respective RSU Award agreement), then the Replacement Award shall replace the corresponding RSU Award, (ii) if the Company’s shares continue to be traded on The Trading Market or another established securities market, the applicable RSU Award shall continue in effect and be treated as a Replacement Award, and (iii) if no Replacement Award is granted and the Company’s shares are no longer being traded on The Trading Market or another established securities market, the unvested portion of the applicable RSU Award shall become vested immediately prior to the consummation of the Change of Control.

Pursuant to Mr. Mohmand’s RSU Award dated October 17, 2024 (the “Mohmand RSU Award”), if a Change of Control (as defined in the 2022 Incentive Plan) occurs on or before October 15, 2025, then, 50% of then-unvested portion of the Mohmand RSU Award will vest upon consummation of the Change of Control, subject to Mr. Mohmand’s continued employment through consummation of such Change of Control. If the Change of Control occurs after such date and/or if no Replacement Award (as defined in the applicable RSU Award) is issued, 100% of then-unvested Mohmand RSU Award will vest upon consummation of the Change of Control, subject to Mr. Mohmand’s employment through consummation of the Change of Control.

If payment of an RSU Award to Mr. Mohmand in connection with a Change of Control would result in liability for an excise tax under Section 4999 of the Code for “excess parachute payments” as defined in Section 280G of the Code, the amount of the RSU Award may be reduced to avoid imposition of the excise tax, if such reduction results in a greater post-tax benefit to Mr. Mohmand as compared to payment of the full amount of the RSU Award and imposition of the excise tax.

Additionally, if there is a Change of Control while an RSU Award remains unvested and each applicable Named Executive Officer remains continuously employed through such Change of Control, the RSU Award will be treated in accordance with one of the following, as determined by the Compensation Committee: (1) the RSU Award may be replaced with a new award that constitutes a Replacement Award under the relevant tax rules; (2) if the Company’s stock continues to be publicly traded on the Nasdaq (or another established securities market) after the Change of Control, then the RSU Award will continue in place and be treated as a Replacement Award; or (3) if, following the Change of Control, the Company’s stock is no longer publicly traded on the Nasdaq (or another established securities market) and no Replacement Award is granted, the unvested portion of the RSU Award shall become vested immediately prior to the consummation of the Change of Control. Notwithstanding any of the foregoing, the Compensation Committee may determine that any unvested portion of the RSU Award will be cancelled and terminated for consideration instead.

Any RSU Award that is unvested as of the date of termination, and does not remain outstanding as discussed above, shall be forfeited upon termination.

Inducement Award

Under the terms of the Inducement Award, if Ms. Laltrello is terminated by us without Cause (as defined in the Laltrello Offer letter) within 1 year following a Change of Control (as defined in the 2024 Incentive Plan), 50% of the then-unvested RSUs under the Inducement Award shall vest upon such termination of employment.

Any portion of the Inducement Award that is unvested as of the date of termination, and does not remain outstanding as discussed above, shall be forfeited upon termination of employment.

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PSU Awards under the 2022 Incentive Plan and 2024 Incentive Plan

2022 Incentive Plan

The outstanding PSUs granted to our Named Executive Officers under the 2022 Incentive Plan (the “2022 PSU Awards”), shall vest upon a termination without Cause, due to death or Disability (as each term is defined in the applicable 2024 PSU Award) and a resignation with Good Reason (as defined in the Cummins Employment Agreement), for Mr. Cummins only (each, a “Qualifying Termination”), subject to each applicable Named Executive Officer’s execution and non-revocation of a release of claims, as follows:

Wes Cummins

In the event of a Qualifying Termination, subject to Mr. Cummins’ execution of a release of claims, 50% of each tranche of Mr. Cummins’ 2022 PSU Award shall vest immediately (or 100% of each tranche, in the event of a “Change in Control Termination” (as defined in the Cummins Employment Agreement)). If such Qualifying Termination is not a Change in Control Termination, all of Mr. Cummins’ unvested 2022 PSU Award will remain outstanding and may vest in the event that a Change of Control (as defined under the 2022 Incentive Plan) is consummated within 90 days. If a Change of Control is not consummated at the end of such 90-day period, a pro-rata portion of Mr. Cummins’ unvested 2022 PSU Award will remain outstanding (calculated based on the formula set forth below) and may vest in the event that all of the Vesting Conditions (as defined in the 2022 PSU Award) are achieved on or prior to December 31, 2027 (or, if earlier, upon a Change of Control). The pro-rata portion of Mr. Cummins’ unvested 2022 PSU Award that will remain outstanding following such 90-day period shall equal the difference between (i) the product of (A) a fraction, (1) the numerator of which is the number of Vesting Conditions that have been achieved as of the date of the termination, and (2) the denominator of which is 3, multiplied by (B) the number of the PSUs under Mr. Cummins’ 2022 PSU Award, minus (ii) the number of PSUs granted to Mr. Cummins under the 2022 PSU Award that have already vested.

Mr. Cummins’ 2022 PSU Award shall vest in full upon consummation of a Change of Control (as defined in the 2022 Incentive Plan) on or prior to December 31, 2027, subject to Mr. Cummins’ continued employment through such Change of Control.

Saidal Mohmand

In the event of a Qualifying Termination, subject to Mr. Mohmand’s execution of a release of claims, a pro-rata portion of Mr. Mohmand’s 2022 PSU Award shall remain outstanding and eligible to vest in the event that all of the Vesting Conditions (as defined in Mr. Mohmand’s 2022 PSU Award) are achieved on or prior to December 31, 2027 (or, if earlier, upon the consummation of a Change of Control). The pro-rata portion of Mr. Mohmand’s 2022 PSU Award that will remain outstanding following a Qualifying Termination shall equal the product of (i) a fraction, (A) the numerator of which is the number of Vesting Conditions that have been achieved as of the date of the termination, and (B) the denominator of which is 3, multiplied by (ii) the number of PSUs granted to Mr. Mohmand under the 2022 PSU Award.

Mr. Mohmand’s 2022 PSU Award shall vest in full upon consummation of a Change of Control (as defined in the 2022 Incentive Plan) on or prior to December 31, 2027, subject to Mr. Mohmand’s continued employment through such Change of Control.

2024 Incentive Plan

The outstanding PSUs granted to our Named Executive Officers under the 2024 Incentive Plan (the “2024 PSU Awards”) shall vest upon a Qualifying Termination, subject to each applicable Named Executive Officer’s execution and non-revocation of a release of claims, as follows:

Wes Cummins

In the event of a Qualifying Termination, subject to Mr. Cummins’ execution of a release of claims, 50% of Mr. Cummins’ then-unvested PSUs under the 2024 PSU Award shall vest immediately (or 100% of the 2024 PSU Award upon a “Change in Control Termination” (as defined in the Cummins Employment Agreement)), and the unvested portion of Mr. Cummins’ 2024 PSU Award will remain outstanding following such termination and eligible to vest if a Change in Control (as defined under the 2024 Incentive Plan) is consummated within 90 days.

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Saidal Mohmand

In the event of a Qualifying Termination, if at least one Vesting Condition (as defined in the applicable 2024 PSU Agreement) has already been achieved, subject to Mr. Mohmand’s respective execution of a release of claims, 50% of Mr. Mohmand’s then-unvested PSUs under the 2024 PSU Award will remain outstanding following such termination and eligible to vest if all Vesting Conditions are achieved on or before December 31, 2027, or, if earlier, upon consummation of a Change in Control.

Laura Laltrello

In the event of a Qualifying Termination, if at least one Vesting Condition (as defined in Ms. Laltrello’s 2024 PSU Agreement) has already been achieved, subject to Ms. Laltrello’s execution of a release of claims, a pro-rata portion of Ms. Laltrello’s then-unvested PSUs under her 2024 PSU Award will remain outstanding following such termination (calculated based on the formula set forth below) and eligible to vest if all applicable Vesting Conditions are achieved on or before December 31, 2027 (or, if earlier, upon consummation of a Change in Control). In the event Ms. Laltrello’s Qualifying Termination occurs prior to (1) the achievement of the Individual Performance Condition (as defined in Ms. Laltrello’s 2024 PSU Award), and (2) March 27, 2026, the Individual Performance Condition shall not be required to have been achieved in order for Ms. Laltrello’s 2024 PSU Award to vest. The pro-rata portion of Ms. Laltrello’s 2024 PSU Award that is eligible to vest following a Qualifying Termination shall equal the product of (A) a fraction, (x) the numerator of which is the number of Vesting Conditions that have been achieved as of the date of such termination, and (y) the denominator of which is 3, multiplied by (B) the number of PSUs that constitute Ms. Laltrello’s 2024 PSU Award.

All of the 2024 PSU Awards described above provide for full vesting upon the consummation of a Change in Control (as defined in the 2024 Incentive Plan) that occurs on or before December 31, 2027, subject to the applicable Named Executive Officers’ continued employment through consummation of such Change in Control.

Any portion of the 2024 PSU Awards that are unvested as of the date of termination, and do not remain outstanding as discussed above, shall be forfeited upon termination of employment.

As described in the Equity Compensation Plan Information section - Footnote 1 to the Securities Authorized for Issuance Under Equity Compensation Plans table, PSU Awards under the 2022 Incentive Plan that were granted prior to 2024 were canceled in August 2024.

If payment of an Award in connection with a Change in Control would result in liability for an excise tax under Section 4999 of the Code for “excess parachute payments” as defined in Section 280G of the Code, the amount of the Award may be reduced to avoid imposition of the excise tax, if such reduction results in a greater post-tax benefit to the Named Executive Officer as compared to payment of the full amount of the Award and imposition of the excise tax.

Severance Agreements

Except for the payments and benefits provided by the Named Executive Officers’ employment agreements (as well as under their equity award agreements), both as described above, we have not entered into separate severance agreements with any of our Named Executive Officers.

Health and Welfare Benefits

We provide health, dental, and vision insurance benefits to the Named Executive Officers, on the same terms and conditions as provided to all other eligible U.S. employees except for any employees in North Dakota who may have separate benefit arrangements due to North Dakota state laws.

We maintain a broad-based Section 401(k) plan, in which all employees, including the Named Executive Officers, may participate. The Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension or other retirement plan sponsored by the Company during the fiscal year ended May 31, 2025. The Named Executive Officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by the Company during the fiscal year ended May 31, 2025.

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Outstanding Equity Awards at May 31, 2025

The following table summarizes, for each of the Named Executive Officers, the number of shares of common stock underlying outstanding stock awards held as of May 31, 2025.

	STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (8)
Wes Cummins	5-Aug-22	83,334	(1)	569,171
	4-Apr-23	200,000	(2)	1,366,000
	10-Oct-24	600,000	(3)	4,098,000
	15-Nov-24	1,600,000	(4)	10,928,000
	27-Mar-25	1,600,000	(4)	10,928,000

Saidal Mohmand	5-Aug-22	41,668	(1)	284,592
	4-Apr-23	25,000	(5)	170,750
	17-Oct-24	408,334	(6)	2,788,921
	15-Nov-24	490,000	(4)	3,346,700
	27-Mar-25	245,000	(4)	1,673,350

Laura Laltrello	6-Jan-25	600,000	(7)	4,098,000
	27-Mar-25	600,000	(4)	4,098,000

(1) Comprised of restricted stock units that vested on August 5, 2025.

(2) Comprised of restricted stock units that vest as follows: 100,000 on October 4, 2025 and 100,000 on April 4, 2026.

(3) Comprised of restricted stock units that vest as follows: 200,000 on October 10, 2025, 100,000 on April 10, 2026, 100,000 on October 10, 2026, 100,000 on April 10, 2027, and 100,000 on October 10, 2027.

(4) Comprised of performance stock units that may be earned during fiscal years 2026, 2027, and 2028 if certain performance criteria are met, as described in our Current Reports on Form 8-K, as amended, filed with the SEC on January 8, 2025, and April 17, 2025.

(5) Comprised of restricted stock units that vest as follows: 12,500 on October 4, 2025 and 12,500 on April 4, 2026.

(6) Comprised of restricted stock units that vest as follows: 81,667 on October 4, 2025, 81,667 on April 4, 2026, 81,666 on October 4, 2026, 81,667 on April 4, 2027, and 81,667 on October 4, 2027.

(7) Comprised of restricted stock units that vest as follows: 200,000 on January 6, 2026, 100,000 on July 6, 2026, 100,000 on January 6, 2027, 100,000 on July 6, 2027, and 100,000 on January 6, 2028.

(8) The values set forth in “Market Value of Shares or Units of Stock That Have Not Vested” have been calculated using the fair value at fiscal year end of outstanding and unvested RSUs and PSUs granted in the applicable fiscal year, rather than the grant date fair value of such awards, as required by Regulation S-K promulgated under the Securities Act.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Board and Compensation Committee grant awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Accordingly, it is our policy that our management team makes a good faith effort to advise the Board and Compensation Committee whenever it is aware that material nonpublic information is planned to be released to the public in close proximity to the grant of equity awards.

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PAY Versus Performance

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and to our non-PEO Named Executive Officers (“Non-PEO NEOs”) and certain financial performance of the Company. The data included in the CAP columns does not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the requirements of Item 402(v). The CAP amount also does not represent amounts that have actually been earned or realized, including with respect to certain equity awards, for which performance conditions for these equity awards have not yet been satisfied. To this end, information in the following table may not reflect whether compensation actually realized is aligned with performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Overview of Executive Compensation above.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (4)	Net Income (Loss) (thousands) (5)
2025	$27,708,092	$29,648,593	$9,866,986	$9,028,329	$417	$(233,680)
2024	$1,237,002	$(2,864,834)	$1,385,106	$98,090	$220	$(149,274)
2023	$5,954,578	$19,471,246	$1,928,843	$5,883,078	$173	$(44,646)

(1)	Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Wes Cummins and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs for the applicable year other than the PEO for such years.

(2)	Amounts reported in this column represent the CAP to Wes Cummins as the Company’s PEO in the indicated fiscal years, as calculated per the SEC disclosure rules based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

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PEO	2023	2024	2025
Summary Compensation Table - Total Compensation (a)	$5,954,578	$1,237,002	$27,708,092
Minus
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year (b)	$5,455,000	$—	$25,462,000
Plus
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year (c)	$20,227,503	$—	$25,954,000
Plus
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years (d)	$—	$(2,691,000)	$736,668
Plus
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	$274,166	$—	$—
Plus
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	$(1,530,000)	$(1,410,836)	$711,832
Minus
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	$—	$—	$—
Compensation Actually Paid	$19,471,247	$(2,864,834)	$29,648,593

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)	Represents the aggregate grant date fair value of the stock awards and option awards granted to Wes Cummins during the indicated fiscal year, computed in accordance with FASB ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.
(c)	Represents the aggregate fair value as of the indicated fiscal year-end of Wes Cummins outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
(d)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by Wes Cummins as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
(e)	Represents the aggregate fair value at vesting of the stock and option awards that were granted to Wes Cummins and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(f)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by Wes Cummins that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(g)	Represents the aggregate fair value as of the last day of the prior fiscal year of Wes Cummins’s stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

(3)	Amounts reported in this column represent the average CAP to the Company’s Non-PEO NEOs in the indicated fiscal years, as calculated per the SEC disclosure rules based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

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NEO Average	2023	2024	2025
Summary Compensation Table - Total Compensation (a)	$1,928,843	$1,385,106	$9,866,982
Minus
Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year (b)	$1,299,790	$514,000	$9,233,350
Plus
Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year (c)	$5,440,483	$423,000	$8,002,486
Plus
Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years (d)	—	(798,674)	$86,668
Plus
Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	$68,541	$—	200,898
Plus
Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	$(254,999)	$(397,341)	$104,645
Minus
Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	—	—	—
Compensation Actually Paid	$5,883,078	$98,090	$9,028,329

(a)	Represents the average Total Compensation as reported in the Summary Compensation Table for the reported NEOs other than the PEO in the indicated fiscal year.

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(b)	Represents the average aggregate grant date fair value of the stock awards and option awards granted to the reported NEOs excluding the PEO during the indicated fiscal year computed in accordance with FASB ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.
(c)	Represents the average aggregate fair value as of the indicated fiscal year-end of the reported NEOs’ (excluding the PEO) outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.
(d)	Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the reported NEOs excluding the PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.
(e)	Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the reported NEOs (excluding the PEO) and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(f)	Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the reported NEOs (excluding the PEO) that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(g)	Represents the average aggregate fair value as of the last day of the prior fiscal year of the reported NEOs’ (excluding the PEO) stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year computed in accordance with FASB ASC 718.

(4)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in fiscal 2025, 2024 or 2023.

(5)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Pay Versus Performance Relationships Descriptions

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our TSR, and (ii) our net income, in each case, for the fiscal years ended May 31, 2025, May 31, 2024 and May 31, 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.

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A portion of our NEO’s compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and CAP tends to be directionally aligned with changes in our TSR.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information concerning the compensation paid to certain of our directors who served on our Board during fiscal year ended May 31, 2025, except for Wes Cummins, whose compensation is set forth in the Summary Compensation Table above:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		All Other Compensation ($)	Total ($)
Ella Benson	$52,000	$240,004	(2)	$—	$292,004
Charles Hastings	$56,000	$240,004	(3)	$—	$296,004
Rachel Lee	$53,500	$240,004	(4)	$—	$293,504
Douglas Miller	$92,500	$240,004	(5)	$—	$332,504
Richard Nottenburg	$71,000	$240,004	(6)	$—	$311,004
Kate Reed(7)	$—	$—		$—	$—

(1)	Amounts shown represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of awards of restricted stock and restricted stock units granted during fiscal year ended May 31, 2025.
(2)	Ms. Benson held unvested restricted stock awards for 40,650 shares of common stock and unvested restricted stock units of 28,606 as of May 31, 2025.
(3)	Mr. Hastings held unvested restricted stock units of 28,606 as of May 31, 2025.
(4)	Ms. Lee held unvested restricted stock awards for 30,794 shares of common stock and unvested restricted stock units of 28,606 as of May 31, 2025.
(5)	Mr. Miller held unvested restricted stock units of 28,606 as of May 31, 2025.
(6)	Mr. Nottenburg held unvested restricted stock awards for 200,000 shares of common stock and unvested restricted stock units of 28,606 as of May 31, 2025.
(7)	Ms. Reed served as a director through November 20, 2024 and served as the Chief Growth Officer of the Company from May 2024 through December 2024. Upon the cessation of her service on the Board, Ms. Reed forfeited 15,650 shares of unvested restricted stock, previously granted with respect to her Board service.

Non-Employee Director Compensation Policy

The following table shows the annual cash retainer fees for non-employee directors:

Base retainer	$40,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Chair	$12,000
Nominating and Corporate Governance Committee Member	$6,000
Lead Independent Director	$25,000

Non-employee directors serving in multiple leadership roles receive incremental compensation for each role. Directors are not expected to receive additional compensation for attending regularly scheduled Board or committee meetings. For less than full years of service, the compensation paid to the non-employee directors will be prorated based on the number of days of service. Directors also receive customary reimbursement for reasonable out-of-pocket expenses related to Board service.

In addition to the annual cash retainer fees, directors also receive an annual grant of restricted stock valued at $240,000, calculated using the closing price of the common stock on the Nasdaq Global Select Market on the date of grant, which is the date of each annual meeting of stockholders, and vesting on the first anniversary of the date of grant.

On December 27, 2024, each non-employee director received a grant of restricted stock awards for 28,606 shares of common stock that will vest on November 20, 2025, in order to compensate such elected or re-elected director (at the Annual Meeting of the Company’s stockholders held on November 20, 2024) to serve on the Company’s Board for the subsequent 12 months.

Directors who are employees of the Company do not receive any additional compensation for Board service.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan

On October 9, 2021, our Board approved two equity incentive plans, which our stockholders approved on January 20, 2022. The two plans consist of the Applied Blockchain, Inc. 2022 Incentive Plan (the “2022 Incentive Plan”), which provided for grants of various equity awards to our employees and consultants, and the 2022 Non-Employee Director Stock Plan (as amended, the “Director Plan” and, together with the 2022 Incentive Plan, the “Prior Plans”), which provided for grants of restricted stock awards to non-employee directors and for deferral of cash and stock compensation if such deferral provisions are activated at a future date. The Prior Plans were terminated as of November 20, 2024, effective upon the stockholder approval of the 2024 Incentive Plan, such that no new awards will be granted under the Prior Plans but all awards outstanding as of November 20, 2024 shall continue in effect in accordance with their terms.

On October 8, 2024, our Board approved the 2024 Incentive Plan, which our stockholders approved on November 20, 2024, which provides for grants of various equity awards to our employees and consultants.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of May 31, 2025:

Plan	Number of shares of common stock issuable upon exercise of outstanding options, warrants or rights		Weighted average exercise price of outstanding options, warrants or rights	Number of shares of common stock remaining available for future issuance
2022 Incentive Plan	7,442,455	(1)	—	—
2024 Incentive Plan	5,780,430		—	4,216,054
Director Plan	—		—	—
Plans not approved by stockholders	600,000	(2)	—	—
TOTAL	13,822,885		—	4,216,054

(1) Excludes 2,800,000 shares underlying PSU awards granted under the 2022 Incentive Plan that were cancelled during the fiscal year ended May 31, 2025.

(2) Represents an employment inducement award consisting of 600,000 time-based RSUs granted to Ms. Laltrello, with an effective grant date of January 6, 2025. The RSUs will vest over a three-year period, subject to Ms. Laltrello’s continuous employment on each applicable vesting date. The award was granted outside of the 2024 Incentive Plan, in accordance with Rule 5635(c)(4) of The Nasdaq Stock Market LLC.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Applied Digital Corporation submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended May 31, 2025, as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended May 31, 2025.

2.	The Audit Committee has discussed with representatives of CBIZ, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (Communications with Audit Committees).

3.	The Audit Committee has discussed with CBIZ, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by CBIZ, is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, for filing with the Securities and Exchange Commission.

Audit Committee of Applied Digital Corporation

Douglas Miller

Chuck Hastings

Richard Nottenburg

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of September 8, 2025 (unless otherwise noted) by:

(a) each of our Named Executive Officers

(b) each of our Directors

(c) all of our directors and officers as a group

(d) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated below, to our knowledge, based on information furnished to us, the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to applicable community property laws. Any securities that are exercisable for, or convertible into, shares of common stock within 60 days of September 8, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

We have based our calculation of the percentage ownership of our common stock on 269,315,269 shares of our common stock outstanding on September 8, 2025.

Name(1)	Number of Shares Beneficially Owned	Percentage of Common Stock
Directors & Executive Officers:
Wes Cummins (2)	21,876,070	7.5%
Ella Benson	111,825	*
Chuck Hastings	501,612	*
Rachel Lee	83,613	*
Douglas Miller	211,112	*
Richard Nottenburg	297,987	*
Saidal Mohmand	201,800	*
Laura Laltrello	600,000	*
Jason Zhang	1,299,046	*
All current directors and executive officers as a group (9 persons)		9.5%
5% or greater holders:
BlackRock, Inc.(3)	15,419,134	5.7%
Hood River Capital Management LLC(4)	15,147,422	5.6%
Jane Street Group, LLC(5)	14,120,497	5.2%

* Less than 1% of outstanding shares.

(1)	Except as otherwise indicated, the address of each person named in this table is c/o Applied Digital Corporation, 3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas 75219.
(2)	Includes (i) 17,590,238 shares of common stock held by Cummins Family Ltd, of which Mr. Cummins is the CEO, (ii) 2,659,379 shares of common stock held directly, including RSUs and common stock held by Wesley Cummins IRA Account, (iii) 1,626,453 shares of common stock held by 272 Capital, LP, of which Mr. Cummins was the President and CEO.
(3)	BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001. BlackRock, Inc. holds sole dispositive power over 15,419,134 shares of common stock and sole voting power over 15,155,096 shares of common stock. The information with respect to BlackRock, Inc. comes from the Schedule 13G filed with the SEC on February 4, 2025.
(4)	The address for Hood River Capital Management LLC is 2373 PGA Blvd., Suite 200, Palm Beach Gardens, FL 33410. The information with respect to Hood River Capital Management LLC comes from the Schedule 13G as filed with the SEC on February 14, 2025.
(5)	Jane Street Group, LLC and its affiliates address is 250 Vesey Street, 6th Floor, New York, NY 10281. The beneficial ownership described above includes 7,589,237 shares held by Jane Street Options, LLC, and 6,531,260 warrants held by Jane Street Global Trading, LLC. The information with respect to Jane Street Group, LLC comes from the Schedule 13G/A as filed with the SEC on August 14, 2025.

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TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions

In addition to the compensation arrangements discussed in the sections titled “Management” and “Executive Officer and Director Compensation,” the following is a description of each transaction since June 1, 2023 and each currently proposed transaction in which:

a.	we have been or are to be a participant;
b.	the amount involved exceeded or will exceed $120,000; and
c.	any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

GMR Limited Service Order

As of May 31, 2024, GMR Limited (“GMR”) held more than 5% of our outstanding common stock. Each of Guo Chen, a 50% owner and sole director of GMR, and Bo Dong, 50% owner of GMR, are deemed to beneficially own shares of our common stock held by GMR. GMR and subsidiaries made payments to the Company of approximately $9.2 million during the fiscal year ended May 31, 2023, and approximately $6.0 million during the fiscal year ended May 31, 2024.

Mr. Chen owns 60% of Alternity Fund Ltd., which owns 100% of GOI. Jason Zhang, a former director of the Company and our current Chief Strategy Officer, owned 15% of Alternity during the fiscal year ended May 31, 2024. On December 8th, 2021, we entered into a Service Order with GOI pursuant to which we provide energized space for mining activities of GOI. GOI paid approximately $6.4 million during the fiscal year ended May 31, 2023, and approximately $6.1 million during the fiscal year ended May 31, 2024, to the Company pursuant to the Service Order. On July 25, 2024, GMR Limited reported that they have ceased to be the beneficial owner of more than 5% of our outstanding common stock.

B. Riley Loan & Security Agreement

Bryant Riley, chairman of the board and co-chief executive officer, of B. Riley Financial, Inc. (Nasdaq: RILY), directly or indirectly through subsidiaries of RILY, held in excess of 5% of our then outstanding common stock beginning in April 2023. Such shares no longer represent more than 5% of our outstanding common stock. On May 23, 2023, the Company entered into a Loan and Security Agreement with B. Riley Commercial Capital, LLC and B. Riley Securities, Inc., each of which is a wholly-owned subsidiary of RILY, with a total possible principal amount up to $50 million. As of May 31, 2024, the total loan balance of $44.5 million was repaid in full.

AI Bridge Loan

On January 30, 2024, the Company issued the AI Bridge Loan payable to AI Bridge Funding LLC (the “Lender”), providing for an unsecured loan in the aggregate principal amount of up to $20.0 million, of which $15.0 million was available immediately and funded upon the execution of the AI Bridge Loan. The obligation of the Lender to advance the remaining $5.0 million shall be in the Lender’s sole discretion. The AI Bridge Loan will mature on January 30, 2026 and bears interest at a rate of 12.5% per annum. During the fiscal fourth quarter 2024, the principal balance of the AI Bridge Loan, $20.0 million as of May 1, 2024, was converted into common stock pursuant to the terms of the AI Bridge Loan resulting in the Company issuing 8,421,146 in shares of its common stock to the Lender.

Affiliates of the Lender are both an investor in B. Riley Financial, Inc. and also an investment management client of B. Riley Asset Management. As previously disclosed, the Company’s Chairman and Chief Executive Officer, served as the President of B. Riley Asset Management, and effective February 5, 2024, resigned from that position.

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Other Related Party Transactions

During the fiscal years ended May 31, 2025 and 2024, the Company received sublease income of $0 and $70,000, respectively, from B. Riley Financial, Inc.

During the fiscal years ended May 31, 2025 and 2024, the Company paid construction and consulting costs of $0 million and $0.3 million, respectively, to a company owned by a family member of the Company’s Chief Financial Officer.

During the fiscal years ended May 31, 2025 and 2024, the Company paid software license fees of $0.3 and $0.2 million, respectively, to a company whose chairman is also a member of the Board.

During the fiscal years ended May 31, 2025 and 2024, the Company paid consulting fees of $0 and $43,000, respectively, to a member of the Board for sales consulting work.

During the fiscal years ended May 31, 2025 and May 31, 2024, the Company paid $0.6 million and $0.1 million, respectively, in salaries, wages, benefits, and stock-based compensation for four employees that are family members of the Company’s Chief Executive Officer.

Review, Approval, or Ratification of Transactions with Related Parties

In April 2024, we adopted a charter of the Audit Committee, pursuant to which all related party transactions including those between us, our directors, executive officers, majority stockholders and each of our respective affiliates or family members will be reviewed and approved by our Audit Committee, or if no Audit Committee exists, by a majority of the independent members of our Board. Our existing policies are designed to comply with the Nasdaq Listing Rules and the rules and regulations of the SEC.

Director Independence

Please see the discussion of director independence under Corporate Governance starting on page 9 above.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Nevada law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors.

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PROPOSAL 2

APPOINTMENT OF CBIZ CPAS P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2026

Introduction

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive evaluation of the independent registered public accounting firm’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee of the Board has appointed CBIZ to continue to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2026. CBIZ is a successor via merger to Marcum LLP (“Marcum”) who has served as our independent registered public accounting firm since June 2021. In accordance with SEC rules and CBIZ policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Audit Committee and the Board believe that the continued retention of CBIZ as our independent registered public accounting firm is in the best interest of the Company and its stockholders, and are asking the stockholders to ratify the selection of CBIZ as our independent registered public accounting firm for the fiscal year ending May 31, 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of CBIZ to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event our stockholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee. Ratification of the appointment of CBIZ to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2026 will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of CBIZ for the fiscal year ending May 31, 2026.

In connection with the audit of our financial statements for the fiscal year ended May 31, 2026, we entered into an agreement with CBIZ which sets forth the terms by which CBIZ performed audit services for us.

The following table presents fees billed to the Company for professional services rendered by our independent registered public accounting firm, CBIZ (including fees billed by Marcum), for the fiscal years ended May 31, 2025 and 2024:

	Fiscal Years Ended May 31,
(in thousands)	2025	2024
Type of Fees:
Audit fees	$1,717	$484
All other fees	—	376
Total fees	$1,717	$860

For the fiscal years ended May 31, 2025 and 2024, the Audit Committee approved all of the services provided by, and fees paid to CBIZ (including services provided by, and fees paid to Marcum).

The Audit Committee has established a policy requiring approval by it of all fees for audit and non-audit services to be provided by the Company’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee’s direction or by direction of the Audit Committee Chairman.

Attendance at Annual Meeting

Representatives of CBIZ will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the ratification of the independent registered public accounting firm requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (known as the Dodd-Frank Act) requires us to provide our stockholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our named executive officers.

We provide our stockholders with the opportunity to cast an annual advisory vote on the compensation of our named executive officers as disclosed in the compensation tables and the narrative disclosures that accompany those tables. At the 2024 Annual Meeting, 97% of the votes cast on the advisory vote on executive compensation proposal were in favor of the compensation of our named executive officers as disclosed in the compensation tables and the narrative disclosures that accompany those tables. At the Annual Meeting, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended May 31, 2025, as disclosed in this Proxy Statement.

We encourage stockholders to review the compensation tables and the related narrative disclosure on pages 20 to 27 of this Proxy Statement. We believe that our compensation policies and decisions are designed to incentivize and reward the creation of stockholder value.

We believe that our executive compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders. This balance is evidenced by the following:

●	For fiscal year ended May 31, 2025, the payment and magnitude of compensation bonuses to our executive officers were based on the growth and development of the Company and its business;
●	From time to time, we consider and grant RSU and/or performance-based restricted stock unit awards to our Named Executive Officers. We feel this equity mix effectively aligns Named Executive Officer compensation with stockholder returns while also achieving our retention objectives; and
●	We review and implement our executive compensation program within a strong corporate governance environment, including our Compensation Committee which has engaged a independent compensation consultant.

On the basis of the compensation tables and the related narrative disclosure on pages 20 to 27 of this Proxy Statement, we are requesting that our stockholders vote on the following resolution:

RESOLVED, that the stockholders of Applied Digital Corporation approve, on an advisory basis, the compensation of Applied Digital Corporation’s Named Executive Officers, as described in the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement.

Although this Say on Pay vote on named executive officer compensation is non-binding, the Board and the Compensation Committee will review the results of the vote and will take into account the outcome of the vote when determining future executive compensation arrangements.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4

THE APPROVAL OF THE AMENDMENT TO THE 2024 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 15,000,000 SHARES

Our Board believes that stock-based incentive awards under the 2024 Incentive Plan is a critical tool in enabling eligible employees, officers, non-employee directors and other service providers to develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. Furthermore, the Company competes for talent in a highly competitive environment and equity awards are vital to attract and retain key personnel.

On September 8, 2025, the Board, on the recommendation of our Compensation Committee, approved an amendment to the 2024 Incentive Plan (the “2024 Incentive Plan Amendment”), subject to the approval of our stockholders, which we are seeking at the Annual Meeting. A copy of the 2024 Incentive Plan Amendment is attached as Appendix A to this Proxy Statement.

The 2024 Incentive Plan Amendment increases the total number of shares of common stock available for issuance under the 2024 Incentive Plan by 15,000,000 shares to a total of 25,000,000 shares of our common stock. Of the initial 10,000,000 shares of our common stock reserved for issuance under the 2024 Incentive Plan, as of the Record Date, 7,306,027 shares of our common stock have been issued under the 2024 Incentive Plan or are subject to outstanding awards under the 2024 Incentive Plan; leaving 2,446,521 shares available for new awards. The Board believes the 2024 Incentive Plan Amendment is necessary for the Company and its affiliates to continue to attract and retain employees, directors, consultants and independent contractors who serve and will in the future serve the Company and its affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of our stockholders. Under the 2024 Incentive Plan Amendment, all of the 17,446,521 shares of our common stock available under the 2024 Incentive Plan, if approved by the stockholders at the Annual Meeting will be available for grants as “incentive stock options” (or “ISOs”) that qualify for special tax treatment under Section 422 of the Code.

As described below, the 2024 Plan is administered by the Compensation Committee of the Board, which has broad discretion to determine the persons to whom awards under the 2024 Incentive Plan may be granted. In addition, if our stockholders approve the 2024 Plan Amendment, the Compensation Committee will have broad discretion over the grant of the additional shares of our common stock to any employee or executive officer of the Company, including but not limited to our named executive officers in such amounts as the Compensation Committee believes to be appropriate and in the best interest of the Company, which may require Board approval but without further stockholder approval. If our stockholders do not approve the 2024 Plan Amendment, the Company will continue to operate the 2024 Incentive Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the 2024 Incentive Plan to individuals we believe are and in the future will be critical to the Company’s success.

Except for the increase in the total number of shares of common stock available for issuance under the 2024 Incentive Plan by 15,000,000 shares to a total of 25,000,000 shares of our common stock pursuant to the 2024 Plan Amendment, the terms of the 2024 Incentive Plan will remain the same.

Description of the 2024 Incentive Plan

The following description of the principal terms of the 2024 Incentive Plan is a summary and is qualified in its entirety by the full text of the 2024 Incentive Plan, which is filed as Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed with the SEC on November 26, 2024 and is incorporated herein by reference.

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Administration. The 2024 Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee determines the persons to whom options to purchase shares of common stock, stock appreciation rights (or SARs), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance stock units, incentive bonus awards, other stock-based awards and other cash-based awards may be granted. The Compensation Committee may also establish rules and regulations for the administration of the 2024 Incentive Plan and amendments or modifications of outstanding awards. The Compensation Committee may delegate authority to the Chief Executive Officer and other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2024 Incentive Plan. No options, stock purchase rights or awards may be made under the 2024 Incentive Plan on or after October 8, 2034 (or, the expiration date), but the 2024 Incentive Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding. Notwithstanding anything in the 2024 Incentive Plan or in any award agreement to the contrary, the Compensation Committee retains the discretion to adjust, up or down, or add, remove or otherwise modify, waive or suspend, any performance goals, either based on a formula or on a discretionary basis or any combination thereof, with respect to an outstanding award in any respect without a participant’s consent. All determinations, interpretations, exercises of authority or other actions made by the Compensation Committee or the Company under the 2024 Incentive Plan shall be taken or made by the Compensation Committee or the Company, as applicable, in its sole and absolute discretion, and shall be final and binding on all persons, including, without limitation, the Company and all 2024 Incentive Plan participants.

Eligibility. Persons eligible to receive options, SARs or other awards under the 2024 Incentive Plan are those employees, officers, directors, consultants, advisors and other service providers of the Company and our subsidiaries who, in the opinion of the Compensation Committee, are in a position to contribute to our success, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other service provider of the Company or any subsidiary. As of September 8, 2025, the Company and its subsidiaries had approximately 207 persons who were eligible to participate in the 2024 Incentive Plan, including 7 executive officers, 5 non-employee directors, and 195 employees (including all current officers who are not executive officers, as a group) and 0 consultants, advisors and service providers, as a group. As of September 8, 2025, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2024 Incentive Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2024 Incentive Plan. The aggregate number of shares of common stock currently available for issuance in connection with options and other awards granted under the 2024 Incentive Plan is 10,000,000. Of that number, 7,306,027 shares of our common stock have been issued under the 2024 Incentive Plan or are subject to outstanding awards under the 2024 Incentive Plan as of the Record Date. If the 2024 Incentive Plan Amendment is approved by our stockholders, the number of shares of our common stock reserved for issuance under the 2024 Incentive Plan will increase by 15,000,000 shares – from 10,000,000 shares to 25,000,000 shares.

“Incentive stock options”, or ISOs, that are intended to meet the requirements of Section 422 of the Code may be granted under the 2024 Incentive Plan with respect to 10,000,000 shares of common stock. If the Amendment is approved by our stockholders, all additional 15,000,000 shares of our common stock that will be reserved for issuance under the 2024 Incentive Plan will be available for grant as ISOs.

If any option or SAR granted under the 2024 Incentive Plan terminates without having been exercised in full or if any award is forfeited, or if shares of common stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of common stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2024 Incentive Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2024 Incentive Plan.

No non-employee director may receive awards in any calendar year having a fair market value in excess of $750,000 (inclusive of any cash awards to the non-employee director for such year that are not made pursuant to the 2024 Incentive Plan); provided that in the case of a new non-employee director, such amount is increased to $1,000,000 for the initial year of the non-employee director’s term.

The number of shares authorized for issuance under the 2024 Incentive Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock, or any other corporate transaction directly or indirectly affecting the awards or any performance goals or the Company’s financial performance, condition or result of operations.

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Terms and Conditions of Options. Options granted under the 2024 Incentive Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee determines the exercise price of options granted under the 2024 Incentive Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the common stock is listed on a stock exchange or is quoted on the automated quotation system of the Nasdaq Global Select Market, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method. On the Record Date, the closing sale price of a share of our common stock on the Nasdaq Global Select Market was $13.91.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2024 Incentive Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

The Compensation Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified or bank check. The Compensation Committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the exercise price, (b) by a full recourse, interest bearing promissory note having such terms as the Compensation Committee may permit, (c) by surrendering to the Company shares of common stock otherwise receivable on exercise of the option or (d) a combination of these methods, as set forth in an award agreement or as otherwise determined by the Compensation Committee. The Compensation Committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members, a family trust for estate planning purposes or by gift to charitable institutions. The Compensation Committee determines the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Compensation Committee may grant SARs under the 2024 Incentive Plan. The Compensation Committee determines the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2024 Incentive Plan is ten years from the date of grant. Generally, each SAR entitles a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by
●	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted common stock and/or restricted stock units under the 2024 Incentive Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. If any dividends or distributions are paid in stock before the restricted stock vests they will be subject to the same restrictions. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock (but not restricted stock units) will have the right to vote the shares.

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Performance Shares and Performance Stock Units. The Compensation Committee may award performance shares and/or performance stock units under the 2024 Incentive Plan. Performance shares and performance stock units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units. As described above, the Compensation Committee shall retain the discretion to adjust, up or down, or add, remove or otherwise modify, waive or suspend, any performance goals, either based on a formula or on a discretionary basis or any combination thereof, with respect to an outstanding award in any respect without a participant’s consent.

Incentive Bonuses. The Compensation Committee may grant incentive bonus awards under the 2024 Incentive Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Compensation Committee determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our common stock.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2024 Incentive Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2024 Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating, suspending, adjusting or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance stock units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration; (f) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control or make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Clawback/Recoupment. Awards granted under the 2024 Incentive Plan are subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

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In 2023, the Compensation Committee adopted the Applied Digital Corporation Clawback Policy (the “Clawback Policy”), in accordance with the requirements of the Nasdaq Listing Rules and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Clawback Policy requires the Compensation Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

The foregoing description of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the Clawback Policy filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K, filed with the SEC on August 30, 2024 and incorporated herein by reference.

Amendment, Termination. Our Board may at any time amend the 2024 Incentive Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of common stock available under the 2024 Incentive Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2024 Incentive Plan.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2024 Incentive Plan, if approved by the stockholders, is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group.

The Company has not, since the adoption of the 2024 Incentive Plan, granted any stock options under the 2024 Incentive Plan.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2024 Incentive Plan. Optionees and recipients of other rights and awards granted under the 2024 Incentive Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2024 Incentive Plan, nor will we be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

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For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price and (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will we be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and we will generally be entitled to a corresponding deduction, equal to the excess of fair market value of our common stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (or, a Section 83(b) Election), there will be no federal income tax consequences to either the recipient or us upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and we will generally be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and we will generally be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance stock unit award, will recognize ordinary income, and we will generally be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and we will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

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Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards

Generally, the recipient of an incentive bonus or other stock or cash based award will not recognize any income upon grant of the award, nor will we be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our common stock issued at that time.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our Board and the Compensation Committee intend to consider the potential impact of Section 162(m), on grants made under the 2024 Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The common stock acquired under the 2024 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2024 Incentive Plan will be registered under the Securities Act.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2024 Incentive Plan to pay any federal, state or local taxes required by law to be withheld.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the amendment to the 2024 Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 15,000,000 shares, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2024 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 15,000,000 SHARES.

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PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 200,000,000 SHARES

As of the date of this Proxy Statement, we were authorized under our Articles of Incorporation to issue up to a total of 410,000,000 shares of capital stock, comprised of 400,000,000 shares of common stock and 10,000,000 shares of preferred stock. Our Board believes that it is in the best interests of the Company and our stockholders to amend the Articles to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to the Articles (the “Certificate of Amendment”), to increase the number of shares of common stock authorized for issuance thereunder to 600,000,000 shares, each share of common stock having a par value of $0.001. The Certificate of Amendment does not affect the number of shares of preferred stock authorized for issuance under the Articles.

The form of the amendment is set forth as Appendix B to this Proxy Statement (subject to any changes required by applicable law).

As of the Record Date, there were 269,315,269 shares of our common stock outstanding and:

●	6,434,109 shares of common stock reserved for future issuance under the 2022 Incentive Plan, as amended;
●	0 shares of common stock reserved for future issuance under the Director Plan, as amended;
●	9,752,548 shares of common stock reserved for future issuance under the 2024 Incentive Plan;
●	9,291,199 shares of common stock held in treasury;
●	26,491,229 shares of common stock reserved for issuance upon exercise of outstanding warrants;
●	0 shares of common stock reserved for issuance upon the maximum conversion or redemption of the Company’s outstanding preferred stock; and
●	231,414 shares of common stock reserved for issuance under the Company’s “at the market” offering program.

The additional shares of common stock to be authorized by adoption of the Certificate of Amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the Certificate of Amendment is adopted, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this Proxy Statement as Appendix B.

Purpose of the Proposal

The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide flexibility for the potential use of shares of common stock for business and financial purposes in the future. The Company continues construction and build-out of the Polaris 1 campus in Ellendale, North Dakota and is embarking upon the development of its newest data center project, Polaris Forge 2 in Harwood, North Dakota. These projects will require significant equity investment by the Company, which the Company intends to satisfy with proceeds from capital raising activities. As previously announced, the Company continues to opportunistically explore various financing options for these activities, including negotiating term sheets and letters of intent with various lenders and investors. The Company may be engaged in multiple conversations and negotiations with various financing sources at any point in time, and such discussions may be in varying stages of negotiation at any point in time. No assurance can be given that any of the financing options considered by the Company will be on terms acceptable to the Company or will be completed at all. Nevertheless, the Company desires to be in a position to execute on one or more of these financings. Many of these potential financing alternatives require the Company to issue common or preferred stock, or related derivative securities convertible into common stock. Under the Articles, the Company has limited remaining authorized and unissued shares of common stock at its disposal. The Board has determined that no increase in the number of authorized preferred stock is necessary at this time. The Board determined that additional authorized shares of common stock were necessary to pursue future financing options. The Board’s intention in seeking stockholder approval for Proposal 5 is to utilize newly authorized shares of common stock for future financing options, as well as the other uses discussed below.

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Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) as discussed above, raising capital, if we have an appropriate opportunity, through offerings of common stock, or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock, or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our equity incentive plans, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above.

As is the case with the shares of common stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our equity incentive plans, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock, or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

Additionally, the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We have not entered into any plans or agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock, preferred stock and warrants, and we will continue to require additional capital in the near future to fund our facility expansion and operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock, or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles to increase the number of shares of common stock authorized for issuance thereunder to 600,000,000 shares.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the amendment to the Articles to increase the number of shares of common stock authorized for issuance thereunder, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 200,000,000 SHARES.

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PROPOSAL 6

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY ONE OR MORE OF THE FOREGOING PROPOSALS

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any of the foregoing proposals are insufficient to approve such proposals, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of such proposals. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the adjournment of the Annual Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY ONE OR MORE OF THE FOREGOING PROPOSALS.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2026 Annual Meeting

Any stockholder proposals submitted, in reliance on Rule 14a-8 under the Exchange Act, for inclusion in our proxy statement and form of proxy for our 2026 Annual Meeting of Stockholders, must be received by the Company no later than May 26, 2026, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2026 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than August 7, 2026, and no earlier than July 8, 2026, provided, however, in the event the date of the 2026 Annual Meeting of Stockholders is more than 25 days prior to or more than 25 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2026 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of 2026 Annual Meeting of Stockholders. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2026 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary, no later than September 6, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended May 31, 2025 may be obtained without charge by writing to Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219, Attn.: Secretary. Exhibits to our Annual Report on Form 10-K will be mailed upon request therefor by a holder or a beneficial owner of our common stock accompanied by a payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended May 31, 2025, and certain other related financial and business information are contained in our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our common stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request or notice, as applicable, to our Corporate Secretary at Applied Digital Corporation, 3811 Turtle Creek Blvd., Suite 2100, Dallas, Texas 75219 or by calling (214) 427-1704, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s annual meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. You can also contact our Investor Relations department at the phone number or address set forth above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Wes Cummins
Chief Executive Officer and Chairman of the Board of Directors

[   ], 2025

Dallas, TX

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APPENDIX A

First Amendment TO 2024 Omnibus Equity Incentive PLAN

This First Amendment (the “Amendment”) to the 2024 Omnibus Equity Incentive Plan (the “Plan”) of Applied Digital Corporation (the “Company”), is made as September 8, 2025. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of Common Stock reserved for issuance under the Plan from 10,000,000 to 25,000,000, subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders, the Plan is hereby amended as follows:

1. Amendment to Section 4.1(a). Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

4.1 Plan Share Limitation

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 25,000,000 shares. In no event will the aggregate number of shares of Common Stock that may be issued upon the exercise of Incentive Stock Options exceed 25,000,000.

2. This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws.

3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

A-1

APPENDIX B

APPLIED DIGITAL CORPORATION

ATTACHMENT TO

CERTIFICATE OF AMENDMENT

Article THIRD of the Second Amended and Restated Articles of Incorporation of Applied Digital Corporation, as amended, is amended in its entirety to read as follows:

The total number of shares of capital stock which this corporation shall have the authority to issue is six hundred ten million (610,000,000) with a par value of $0.001 per share amounting to $610,000. Six hundred million (600,000,000) of those shares are Common Stock and ten million (10,000,000) of those shares are Preferred Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of Preferred Stock shall have no right to vote such shares, except (i) as determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of Article FOURTH of these Second Amended and Restated Articles of Incorporation, as amended, or (ii) as otherwise provided by the Nevada General Corporation Law, as amended from time to time.

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 4, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/APLD2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 4, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79486-P38208 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APPLIED DIGITAL CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Withhold
1a. Wes Cummins	☐	☐
1b. Ella Benson	☐	☐
1c. Chuck Hastings	☐	☐
1d. Rachel Lee	☐	☐
1e. Douglas Miller	☐	☐
1f. Richard Nottenburg	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.com.

V79487-P38208

APPLIED DIGITAL CORPORATION
Annual Meeting of Stockholders
November 5, 2025 12:00 PM Eastern Standard Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Wesley Cummins and Saidal Mohmand, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as provided on the reverse side of this ballot, all of the shares of Applied Digital Corporation Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held November 5, 2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5, "FOR" PROPOSAL 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side